As filed with the Securities and Exchange Commission on May 2, 2000
                                             Registration No. 33-76660
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 7 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 /X/immediately upon filing pursuant to paragraph (b) of Rule 485
 --
 / /on May 1, 2000 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  / /this post-effective amendment designates a new effective date for a
   -
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

                           PROSPECTUS DATED MAY 1, 2000

                       MEDALLION VARIABLE UNIVERSAL LIFE II

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . . .       Brandes Investment Partners, L.P.
  Turner Core Growth. . . .                                       Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity. . . . . . . . . . . . . . .       The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".
  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------

                         Express Delivery                   U.S. Mail
                                                            ---------
                         529 Main Street (X-4)              P.O. Box 111
                         Charlestown, MA 02129              Boston, MA 02117

                         Phone:  1-800-732-5543
                         Fax:    1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 87.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can you invest money in the policy?. . . . .                   5
 .Is there a minimum amount you must invest?. . .                    6
 .How will the value of your investment in the policy                8
change over time?. . . . . . . . . . . . . . . .
 .What charges will we deduct from your investment in the            9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from your investment          11
in the policy?. . . . . . . . . . . . . . . . . .
 .What other charges can we impose in the future?.                  13
 .How can you change your policy's investment allocations?          14
 .How can you access your investment in the policy?                 15
 .How much will we pay when the insured person dies?                16
 .Can you add additional benefit riders?. . . . .                   18
 .How can you change your policy's insurance coverage?              20
 .Can you cancel your policy after it's issued?. .                  21
 .Can you choose the form in which we pay out policy                21
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can we vary the terms and conditions of
 the                             policies in particular
 cases?. . . . . . . . . . . . . . . . . . . . .                   17
 .How will your policy be treated for income tax purposes?          22
 .How do you communicate with us?. . . . . . . . .                  23

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 16). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

  Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The
                                     -------
  cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 16).

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .050% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .60%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
 --------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
 ----------------------
  Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------

      1-5                       100%

      6                         80%

      7                         70%

      8                         60%

      9                         40%

    10                          20%

    11 and later                0%

 The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed. . . . . . . . .                    0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . .                   0.25%           N/A              0.03%         0.28%           0.03%
Equity Index . . . . . .                    0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . .                   0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth . . . .                    0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth                 0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . .                   0.80%           N/A              0.10%         0.90%           0.12%
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1) - CONTINUED:
Mid Cap Growth . . . . .                    0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth                  0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity . . .                    0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE . . .                    0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth . .                    0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . .                   0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth . . . .                    0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . .                   0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index                  0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities                 0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity .                   1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . .                   0.30%           N/A              0.10%         0.40%           0.13%
Bond Index . . . . . . .                    0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . .                   0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . .                   0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . .                   0.65%           N/A              0.10%         0.75%           0.39%
Money Market . . . . . .                    0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value . . . . .                    0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . .                   0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)                  0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities          0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . .                   0.90%           N/A              0.17%         1.07%           1.59%


M FUND, INC. (NOTE 5):
Brandes International Equity  . . . . .     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  . . . . . . . . . .     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation . . . . .     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity**  . . . .     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23,

    1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

  * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

   (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (5) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".


 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the preminm tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years

(see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

 CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 40). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled,
  as defined in the rider, prior to age 60.   If the insured person becomes
  totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the
  Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

 Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

 We determine a maximum amount of death benefit that we will advance for each
month of qualification.   This amount, called the "Maximum Monthly Benefit" is
based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

 We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

 If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account
described on page 14 will continue to apply.)   Benefits under this rider do not
reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

 In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "the minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 40.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative.

Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net
annual rates of return would be           -.79%, 5.16% and 11.12%. Investment
return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of
                                                -
the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

  With respect to fees and expenses deducted from assets of the Trusts, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other operating expenses of the Trusts equivalent to an effective annual rate of 0.13%. These rates are the arithmetic average for all funds of the Trusts that are available as investment options under this prospectus. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   243   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       662       736        814         0         0          54
   3           2,516      100,000   100,000   100,000     1,091     1,241      1,404       331       481         644
   4           3,439      100,000   100,000   100,000     1,503     1,758      2,045       743       998       1,285
   5           4,409      100,000   100,000   100,000     1,896     2,285      2,740     1,136     1,525       1,980
   6           5,428      100,000   100,000   100,000     2,271     2,822      3,494     1,663     2,214       2,886
   7           6,497      100,000   100,000   100,000     2,623     3,368      4,311     2,091     2,836       3,779
   8           7,620      100,000   100,000   100,000     2,955     3,922      5,198     2,499     3,466       4,742
   9           8,799      100,000   100,000   100,000     3,264     4,482      6,159     2,960     4,178       5,855
  10          10,037      100,000   100,000   100,000     3,548     5,049      7,203     3,396     4,897       7,051
  11          11,337      100,000   100,000   100,000     3,843     5,661      8,384     3,843     5,661       8,384
  12          12,702      100,000   100,000   100,000     4,115     6,285      9,677     4,115     6,285       9,677
  13          14,135      100,000   100,000   100,000     4,361     6,917     11,089     4,361     6,917      11,089
  14          15,640      100,000   100,000   100,000     4,580     7,556     12,635     4,580     7,556      12,635
  15          17,220      100,000   100,000   100,000     4,770     8,201     14,327     4,770     8,201      14,327
  16          18,879      100,000   100,000   100,000     4,987     8,910     16,237     4,987     8,910      16,237
  17          20,621      100,000   100,000   100,000     5,163     9,616     18,325     5,163     9,616      18,325
  18          22,450      100,000   100,000   100,000     5,286    10,310     20,603     5,286    10,310      20,603
  19          24,370      100,000   100,000   100,000     5,353    10,987     23,092     5,353    10,987      23,092
  20          26,387      100,000   100,000   100,000     5,365    11,650     25,821     5,365    11,650      25,821
  25          38,086      100,000   100,000   100,000     4,865    14,994     44,538     4,865    14,994      44,538
  30          53,018      100,000   100,000   100,000     3,345    18,428     76,669     3,345    18,428      76,669
  35          72,076           **   100,000   151,169        **    20,991    131,451        **    20,991     131,451
  40          96,398           **   100,000   233,540        **    20,895    222,419        **    20,895     222,419
  45         127,441           **   100,000   393,150        **    15,196    374,429        **    15,196     374,429



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,306       250       392         546
   4           3,439      100,000   100,000   100,000     1,393     1,633      1,904       633       873       1,144
   5           4,409      100,000   100,000   100,000     1,756     2,121      2,549       996     1,361       1,789
   6           5,428      100,000   100,000   100,000     2,101     2,617      3,246     1,493     2,009       2,638
   7           6,497      100,000   100,000   100,000     2,423     3,116      3,997     1,891     2,584       3,465
   8           7,620      100,000   100,000   100,000     2,723     3,621      4,808     2,267     3,165       4,352
   9           8,799      100,000   100,000   100,000     2,998     4,127      5,682     2,694     3,823       5,378
  10          10,037      100,000   100,000   100,000     3,250     4,636      6,627     3,098     4,484       6,475
  11          11,337      100,000   100,000   100,000     3,474     5,144      7,646     3,474     5,144       7,646
  12          12,702      100,000   100,000   100,000     3,669     5,648      8,746     3,669     5,648       8,746
  13          14,135      100,000   100,000   100,000     3,834     6,148      9,935     3,834     6,148       9,935
  14          15,640      100,000   100,000   100,000     3,968     6,642     11,219     3,968     6,642      11,219
  15          17,220      100,000   100,000   100,000     4,066     7,125     12,607     4,066     7,125      12,607
  16          18,879      100,000   100,000   100,000     4,129     7,596     14,109     4,129     7,596      14,109
  17          20,621      100,000   100,000   100,000     4,148     8,047     15,731     4,148     8,047      15,731
  18          22,450      100,000   100,000   100,000     4,119     8,472     17,482     4,119     8,472      17,482
  19          24,370      100,000   100,000   100,000     4,036     8,864     19,373     4,036     8,864      19,373
  20          26,387      100,000   100,000   100,000     3,890     9,214     21,413     3,890     9,214      21,413
  25          38,086      100,000   100,000   100,000     2,000    10,019     34,407     2,000    10,019      34,407
  30          53,018           **   100,000   100,000        **     7,932     54,267        **     7,932      54,267
  35          72,076           **        **   100,000        **        **     86,892        **        **      86,892
  40          96,398           **        **   148,612        **        **    141,535        **        **     141,535
  45         127,441           **        **   240,519        **        **    229,066        **        **     229,066




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,216  $100,243  $100,269    $  216   $   243   $    269    $    0   $     0    $      0
   2           1,636      100,660   100,734   100,811       660       734        811         0         0          51
   3           2,516      101,087   101,236   101,399     1,087     1,236      1,399       327       476         639
   4           3,439      101,495   101,749   102,035     1,495     1,749      2,035       735       989       1,275
   5           4,409      101,884   102,270   102,722     1,884     2,270      2,722     1,124     1,510       1,962
   6           5,428      102,254   102,800   103,466     2,254     2,800      3,466     1,646     2,192       2,858
   7           6,497      102,600   103,336   104,269     2,600     3,336      4,269     2,068     2,804       3,737
   8           7,620      102,924   103,878   105,137     2,924     3,878      5,137     2,468     3,422       4,681
   9           8,799      103,223   104,423   106,075     3,223     4,423      6,075     2,919     4,119       5,771
  10          10,037      103,496   104,971   107,087     3,496     4,971      7,087     3,344     4,819       6,935
  11          11,337      103,778   105,561   108,228     3,778     5,561      8,228     3,778     5,561       8,228
  12          12,702      104,036   106,157   109,469     4,036     6,157      9,469     4,036     6,157       9,469
  13          14,135      104,266   106,756   110,816     4,266     6,756     10,816     4,266     6,756      10,816
  14          15,640      104,467   107,356   112,280     4,467     7,356     12,280     4,467     7,356      12,280
  15          17,220      104,636   107,955   113,871     4,636     7,955     13,871     4,636     7,955      13,871
  16          18,879      104,834   108,614   115,666     4,834     8,614     15,666     4,834     8,614      15,666
  17          20,621      104,987   109,262   117,609     4,987     9,262     17,609     4,987     9,262      17,609
  18          22,450      105,085   109,886   119,706     5,085     9,886     19,706     5,085     9,886      19,706
  19          24,370      105,122   110,480   121,967     5,122    10,480     21,967     5,122    10,480      21,967
  20          26,387      105,102   111,043   124,412     5,102    11,043     24,412     5,102    11,043      24,412
  25          38,086      104,415   113,653   140,530     4,415    13,653     40,530     4,415    13,653      40,530
  30          53,018      102,704   115,795   166,277     2,704    15,795     66,277     2,704    15,795      66,277
  35          72,076            0   116,046   206,630         0    16,046    106,630         0    16,046     106,630
  40          96,398            0   111,942   269,235         0    11,942    169,235         0    11,942     169,235
  45         127,441            0   100,246   366,785         0       246    266,785         0       246     266,785



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,190  $100,215  $100,241    $  190    $  215    $   241    $    0    $    0     $     0
   2           1,636      100,607   100,677   100,751       607       677        751         0         0           0
   3           2,516      101,005   101,147   101,301     1,005     1,147      1,301       245       387         541
   4           3,439      101,386   101,624   101,894     1,386     1,624      1,894       626       864       1,134
   5           4,409      101,745   102,107   102,532     1,745     2,107      2,532       985     1,347       1,772
   6           5,428      102,085   102,596   103,219     2,085     2,596      3,219     1,477     1,988       2,611
   7           6,497      102,401   103,087   103,957     2,401     3,087      3,957     1,869     2,555       3,425
   8           7,620      102,694   103,580   104,751     2,694     3,580      4,751     2,238     3,124       4,295
   9           8,799      102,960   104,072   105,603     2,960     4,072      5,603     2,656     3,768       5,299
  10          10,037      103,202   104,564   106,519     3,202     4,564      6,519     3,050     4,412       6,367
  11          11,337      103,415   105,051   107,502     3,415     5,051      7,502     3,415     5,051       7,502
  12          12,702      103,597   105,531   108,555     3,597     5,531      8,555     3,597     5,531       8,555
  13          14,135      103,748   106,001   109,684     3,748     6,001      9,684     3,748     6,001       9,684
  14          15,640      103,865   106,459   110,895     3,865     6,459     10,895     3,865     6,459      10,895
  15          17,220      103,946   106,901   112,192     3,946     6,901     12,192     3,946     6,901      12,192
  16          18,879      103,988   107,324   113,581     3,988     7,324     13,581     3,988     7,324      13,581
  17          20,621      103,986   107,719   115,064     3,986     7,719     15,064     3,986     7,719      15,064
  18          22,450      103,934   108,078   116,643     3,934     8,078     16,643     3,934     8,078      16,643
  19          24,370      103,826   108,395   118,323     3,826     8,395     18,323     3,826     8,395      18,323
  20          26,387      103,653   108,657   120,102     3,653     8,657     20,102     3,653     8,657      20,102
  25          38,086      101,628   108,799   130,600     1,628     8,799     30,600     1,628     8,799      30,600
  30          53,018           **   105,604   143,744        **     5,604     43,744        **     5,604      43,744
  35          72,076           **        **   158,313        **        **     58,313        **        **      58,313
  40          96,398           **        **   170,697        **        **     70,697        **        **      70,697
  45         127,441           **        **   171,584        **        **     71,584        **        **      71,584



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   243   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000    $  662   $   736   $    814         0         0          54
   3           2,516      100,000   100,000   100,000    $1,091   $ 1,241   $  1,404       331       481         644
   4           3,439      100,000   100,000   100,000    $1,503   $ 1,758   $  2,045       743       998       1,285
   5           4,409      100,000   100,000   100,000    $1,896   $ 2,285   $  2,740     1,136     1,525       1,980
   6           5,428      100,000   100,000   100,000    $2,271   $ 2,822   $  3,494     1,663     2,214       2,886
   7           6,497      100,000   100,000   100,000    $2,623   $ 3,368   $  4,311     2,091     2,836       3,779
   8           7,620      100,000   100,000   100,000    $2,955   $ 3,922   $  5,198     2,499     3,466       4,742
   9           8,799      100,000   100,000   100,000    $3,264   $ 4,482   $  6,159     2,960     4,178       5,855
  10          10,037      100,000   100,000   100,000    $3,548   $ 5,049   $  7,203     3,396     4,897       7,051
  11          11,337      100,000   100,000   100,000    $3,843   $ 5,661   $  8,384     3,843     5,661       8,384
  12          12,702      100,000   100,000   100,000    $4,115   $ 6,285   $  9,677     4,115     6,285       9,677
  13          14,135      100,000   100,000   100,000    $4,361   $ 6,917   $ 11,089     4,361     6,917      11,089
  14          15,640      100,000   100,000   100,000    $4,580   $ 7,556   $ 12,635     4,580     7,556      12,635
  15          17,220      100,000   100,000   100,000    $4,770   $ 8,201   $ 14,327     4,770     8,201      14,327
  16          18,879      100,000   100,000   100,000    $4,987   $ 8,910   $ 16,237     4,987     8,910      16,237
  17          20,621      100,000   100,000   100,000    $5,163   $ 9,616   $ 18,325     5,163     9,616      18,325
  18          22,450      100,000   100,000   100,000    $5,286   $10,310   $ 20,603     5,286    10,310      20,603
  19          24,370      100,000   100,000   100,000    $5,353   $10,987   $ 23,092     5,353    10,987      23,092
  20          26,387      100,000   100,000   100,000    $5,365   $11,650   $ 25,821     5,365    11,650      25,821
  25          38,086      100,000   100,000   100,000    $4,865   $14,994   $ 44,538     4,865    14,994      44,538
  30          53,018      100,000   100,000   129,403    $3,345   $18,428   $ 76,030     3,345    18,428      76,030
  35          72,076            0   100,000   191,514         0   $20,991   $126,529         0    20,991     126,529
  40          96,398            0   100,000   282,579    $    0   $20,895   $206,443         0    20,895     206,443
  45         127,441            0   100,000   419,858    $    0   $15,196   $332,534         0    15,196     332,534



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000    $  609   $   679   $    753         0         0           0
   3           2,516      100,000   100,000   100,000    $1,010   $ 1,152   $  1,306       250       392         546
   4           3,439      100,000   100,000   100,000    $1,393   $ 1,633   $  1,904       633       873       1,144
   5           4,409      100,000   100,000   100,000    $1,756   $ 2,121   $  2,549       996     1,361       1,789
   6           5,428      100,000   100,000   100,000    $2,101   $ 2,617   $  3,246     1,493     2,009       2,638
   7           6,497      100,000   100,000   100,000    $2,423   $ 3,116   $  3,997     1,891     2,584       3,465
   8           7,620      100,000   100,000   100,000    $2,723   $ 3,621   $  4,808     2,267     3,165       4,352
   9           8,799      100,000   100,000   100,000    $2,998   $ 4,127   $  5,682     2,694     3,823       5,378
  10          10,037      100,000   100,000   100,000    $3,250   $ 4,636   $  6,627     3,098     4,484       6,475
  11          11,337      100,000   100,000   100,000    $3,474   $ 5,144   $  7,646     3,474     5,144       7,646
  12          12,702      100,000   100,000   100,000    $3,669   $ 5,648   $  8,746     3,669     5,648       8,746
  13          14,135      100,000   100,000   100,000    $3,834   $ 6,148   $  9,935     3,834     6,148       9,935
  14          15,640      100,000   100,000   100,000    $3,968   $ 6,642   $ 11,219     3,968     6,642      11,219
  15          17,220      100,000   100,000   100,000    $4,066   $ 7,125   $ 12,607     4,066     7,125      12,607
  16          18,879      100,000   100,000   100,000    $4,129   $ 7,596   $ 14,109     4,129     7,596      14,109
  17          20,621      100,000   100,000   100,000    $4,148   $ 8,047   $ 15,731     4,148     8,047      15,731
  18          22,450      100,000   100,000   100,000    $4,119   $ 8,472   $ 17,482     4,119     8,472      17,482
  19          24,370      100,000   100,000   100,000    $4,036   $ 8,864   $ 19,373     4,036     8,864      19,373
  20          26,387      100,000   100,000   100,000    $3,890   $ 9,214   $ 21,413     3,890     9,214      21,413
  25          38,086      100,000   100,000   100,000    $2,000   $10,019   $ 34,407     2,000    10,019      34,407
  30          53,018           **   100,000   100,000        **   $ 7,932   $ 54,267        **     7,932      54,267
  35          72,076           **        **   128,431        **        **   $ 84,851        **        **      84,851
  40          96,398           **        **   175,743        **        **   $128,392        **        **     128,392
  45         127,441           **        **   237,924        **        **   $188,440        **        **     188,440



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us ...........................                      33
How we support the policy and investment options                   33
Procedures for issuance of a policy.........                       34
Basic Sum Insured vs. Additional Sum Insured                       35
Commencement of investment performance......                       35
How we process certain policy transactions..                       36
Effects of policy loans.....................                       37
Additional information about how certain policy charges            38
work........................................
How we market the policies..................                       39
Tax considerations..........................                       40
Reports that you will receive...............                       42
Voting privileges that you will have........                       42
Changes that we can make as to your policy..                       42
Adjustments we make to death benefits.......                       43
When we pay policy proceeds.................                       43
Other details about exercising rights and paying benefits          44
Legal matters...............................                       44
Registration statement filed with the SEC...                       44
Accounting and actuarial experts............                       44
Financial statements of JHVLICO and the Account                    44
List of our Directors and Executive Officers of JHVLICO            45

 DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, and 3% of any additional premium paid in the first policy year and thereafter. In addition, a "trail" commission is payable at the end of policy year 5 and annually each year thereafter equal to .15% of that portion of account value allocated to the variable investment options for the applicable policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

  Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 19, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trusts failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trusts, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and has been included in reliance on their report given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer, and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $++         $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                          Page
Account...................................................................    33
account value.............................................................     9
Additional Sum Insured....................................................    16
asset - based charge......................................................     9
asset rebalancing.........................................................    15
attained age..............................................................    10
Basic Sum Insured.........................................................    16
beneficiary...............................................................    44
business day..............................................................    34
changing Option A or B....................................................    20
changing the Total Sum Insured............................................    20
charges...................................................................     9
Code......................................................................    40
cost of insurance rates...................................................     9
date of issue.............................................................    35
death benefit.............................................................     5
deductions................................................................     9
dollar cost averaging.....................................................    14
expenses of the Trusts....................................................    11
fixed investment option...................................................    34
full surrender............................................................    15
fund......................................................................     2
grace period..............................................................     8
guaranteed death benefit feature..........................................     7
Guaranteed Death Benefit Premium..........................................     7
insurance charge..........................................................     9
insured person............................................................     5
investment options........................................................     1
JHVLICO...................................................................    33
lapse.....................................................................     7
loan......................................................................    16
loan interest.............................................................    16
Maximum Monthly Benefit...................................................    19
maximum premiums..........................................................     6
Minimum Initial Premium...................................................    34
minimum insurance amount..................................................    17
minimum premiums..........................................................     6
modified endowment........................................................    40
monthly deduction date....................................................    34
Option A; Option B........................................................    17
optional benefits.........................................................    10
owner.....................................................................     5
partial withdrawal........................................................    15
partial withdrawal charge.................................................    11
payment options...........................................................    14
Planned Premium...........................................................     6
policy anniversary........................................................    35
policy year...............................................................    35
premium; premium payment..................................................     5
prospectus................................................................     2
receive; receipt..........................................................    23
reinstate; reinstatement..................................................     8
sales charges.............................................................     9
SEC.......................................................................     2
Separate Account U........................................................    33
Servicing Office..........................................................     2
special loan account......................................................    16
subaccount................................................................    33
surrender.................................................................     5
surrender value...........................................................    15
Target Premium............................................................     9
tax considerations........................................................    40
telephone transactions....................................................    23
Total Sum Insured.........................................................    16
transfers of account value................................................    14
Trust.....................................................................     2
variable investment options...............................................     1
we; us....................................................................    33
withdrawal................................................................    15
withdrawal charges........................................................    11
you; your.................................................................     5

                           PROSPECTUS DATED MAY 1, 2000

                             MEDALLION VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------
                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                               MANAGED BY
--------------------------                               ----------
------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . .. . . . . . . . . . . . . . .    Independence Investment Associates, Inc.
  Growth & Income . . . .                                Independence Investment Associates, Inc.
  Equity Index . . . . .                                 State Street Global Advisors
  Large Cap Value . . . .                                T. Rowe Price Associates, Inc.
  Large Cap Growth . . .                                 Independence Investment Associates, Inc.
  Mid Cap Value . . . . .                                Neuberger Berman, LLC
  Mid Cap Growth . . . .                                 Janus Capital Corporation
  Real Estate Equity . .                                 Independence Investment Associates, Inc.
  Small/Mid Cap CORE . .                                 Goldman Sachs Asset Management
  Small/Mid Cap Growth.                                  Wellington Management Company, LLP
  Small Cap Value . . . .                                INVESCO Management & Research, Inc.
  Small Cap Growth . . .  . . . . . . . . . . . . . . .  John Hancock Advisers, Inc.
  Global Balanced . . . .                                Brinson Partners, Inc.
  International Equity Index . . . . . . . . . . . . .   Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . .  Rowe Price-Fleming International, Inc.
                                                         Morgan Stanley Dean Witter Investment Management,
  Emerging Markets Equity . . . . . . . . . . . . . . .   Inc.
  Short-Term Bond . . . .                                Independence Investment Associates, Inc.
  Bond Index . . . . . .                                 Mellon Bond Associates, LLP
  Active Bond . . . . . . . . . . . . . . . . . . . . .  John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . . . . . . . . . . . .  J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . .                                Wellington Management Company, LLP
  Money Market . . . . .                                 John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------



     We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 19.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 26.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 81.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   4
 .Who owns the policy?. . . . . . . . . . . . . .                    4
 .How can I invest money in the policy?. . . . . .                   4
 .Is there a minimum amount I must invest?. . . .                    5
 .How will the value of my investment in the policy change           6
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             7
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from my investment in           9
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            10
 .How can I change my policy's investment allocations?              11
 .How can I access my investment in the policy?. .                  12
 .How much will JHVLICO pay when the insured person dies?           13
 .How can I change my policy's insurance coverage?                  14
 .Can I cancel my policy after it's issued?. . . .                  15
 .Can I choose the form in which JHVLICO pays out policy            15
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   16
 .How will my policy be treated for income tax purposes?            16
 .How do I communicate with JHVLICO?. . . . . . .                   17

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
33. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 13).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 12.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses
 ---------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

  FOR SURRENDERS OR LAPSES DURING PERCENTAGE
  ------------------------------------------

  Policy years 1-7               26.0%

  Policy year 8                  21.7%

  Policy year 9                  17.3%

  Policy year 10                 13.0%

  Policy year 11                 8.7%

  Policy year 12                 4.3%

  Policy year 13 and later      0.0%

  The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium.
                            ----------

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1999 and the 1999 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                          Other     Total Fund      Other Operating
                          Investment     Operating  Operating           Expenses
Fund Name               Management Fee   Expenses    Expenses    Absent Reimbursement*
---------               --------------  ----------  ----------  -----------------------
Managed . . . . . . .       0.32%         0.03%       0.35%              0.03%
Growth & Income . . .       0.25%         0.03%       0.28%              0.03%
Equity Index. . . . .       0.14%         0.00%       0.14%              0.08%
Large Cap Value . . .       0.74%         0.10%       0.84%              0.11%
Large Cap Growth. . .       0.36%         0.03%       0.39%              0.03%
Mid Cap Value . . . .       0.80%         0.10%       0.90%              0.12%
Mid Cap Growth. . . .       0.82%         0.10%       0.92%              0.11%
Real Estate Equity. .       0.60%         0.10%       0.70%              0.10%
Small/Mid Cap CORE. .       0.80%         0.10%       0.90%              0.66%
Small/Mid Cap Growth        0.75%         0.10%       0.85%              0.10%
Small Cap Value . . .       0.80%         0.10%       0.90%              0.16%
Small Cap Growth. . .       0.75%         0.10%       0.85%              0.14%
Global Balanced** . .       0.85%         0.10%       0.95%              0.46%
International Equity
 Index. . . . . . . .       0.16%         0.10%       0.26%              0.22%
International
 Opportunities. . . .       0.87%         0.10%       0.97%              0.29%
Emerging Markets
 Equity . . . . . . .       1.27%         0.10%       1.37%              2.17%
Short-Term Bond . . .       0.30%         0.10%       0.40%              0.13%
Bond Index. . . . . .       0.15%         0.10%       0.25%              0.20%
Active Bond** . . . .       0.25%         0.03%       0.28%              0.03%
Global Bond . . . . .       0.69%         0.10%       0.79%              0.15%
High Yield Bond . . .       0.65%         0.10%       0.75%              0.39%
Money Market. . . . .       0.25%         0.06%       0.31%              0.06%


* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).
** Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will JHVLICO pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

     . In all later policy years - - 90% of your account value that is in the variable investment options

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below)

  For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

     . the remaining face amount will be at least $100,000, and

     . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 31.

Change of death benefit option

  You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

  Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 32. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 33.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in face amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.68%, 5.28% and 11.24%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .09%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         271          0          0            0
   2          1,636      100,000    100,000    100,000       664        738         816          0          0           73
   3          2,516      100,000    100,000    100,000     1,094      1,245       1,408          1        152          315
   4          3,439      100,000    100,000    100,000     1,508      1,764       2,052        415        671          959
   5          4,409      100,000    100,000    100,000     1,904      2,294       2,750        811      1,201        1,658
   6          5,428      100,000    100,000    100,000     2,281      2,836       3,510      1,188      1,743        2,417
   7          6,497      100,000    100,000    100,000     2,637      3,386       4,333      1,544      2,293        3,240
   8          7,620      100,000    100,000    100,000     2,972      3,945       5,228      2,079      3,051        4,334
   9          8,799      100,000    100,000    100,000     3,285      4,513       6,199      2,590      3,818        5,504
  10         10,037      100,000    100,000    100,000     3,581      5,098       7,271      3,285      4,801        6,974
  11         11,337      100,000    100,000    100,000     3,882      5,721       8,471      3,684      5,524        8,274
  12         12,702      100,000    100,000    100,000     4,160      6,357       9,786      4,061      6,258        9,687
  13         14,135      100,000    100,000    100,000     4,413      7,003      11,226      4,413      7,003       11,226
  14         15,640      100,000    100,000    100,000     4,638      7,658      12,804      4,638      7,658       12,804
  15         17,220      100,000    100,000    100,000     4,835      8,321      14,533      4,835      8,321       14,533
  16         18,879      100,000    100,000    100,000     5,001      8,991      16,433      5,001      8,991       16,433
  17         20,621      100,000    100,000    100,000     5,137      9,668      18,522      5,137      9,668       18,522
  18         22,450      100,000    100,000    100,000     5,233     10,344      20,817      5,233     10,344       20,817
  19         24,370      100,000    100,000    100,000     5,285     11,017      23,339      5,285     11,017       23,339
  20         26,387      100,000    100,000    100,000     5,299     11,691      26,123      5,299     11,691       26,123
  25         38,086      100,000    100,000    100,000     4,835     15,144      45,314      4,835     15,144       45,314
  30         53,018      100,000    100,000    100,000     3,343     18,743      78,440      3,343     18,743       78,440
  35         72,076           **    100,000    155,394        **     21,566     135,126         **     21,566      135,126
  40         96,398           **    100,000    241,214        **     21,875     229,727         **     21,875      229,727
  45        127,441           **    100,000    408,081        **     16,832     388,648         **     16,832      388,648




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       192        217         243          0          0            0
   2          1,636      100,000    100,000    100,000       610        681         755          0          0           12
   3          2,516      100,000    100,000    100,000     1,013      1,155       1,310          0         62          218
   4          3,439      100,000    100,000    100,000     1,398      1,639       1,911        305        546          818
   5          4,409      100,000    100,000    100,000     1,764      2,130       2,559        671      1,037        1,467
   6          5,428      100,000    100,000    100,000     2,111      2,629       3,261      1,018      1,536        2,168
   7          6,497      100,000    100,000    100,000     2,436      3,133       4,019      1,343      2,041        2,926
   8          7,620      100,000    100,000    100,000     2,739      3,643       4,838      1,845      2,749        3,944
   9          8,799      100,000    100,000    100,000     3,018      4,155       5,721      2,323      3,460        5,026
  10         10,037      100,000    100,000    100,000     3,274      4,671       6,678      2,977      4,375        6,382
  11         11,337      100,000    100,000    100,000     3,502      5,187       7,712      3,305      4,989        7,514
  12         12,702      100,000    100,000    100,000     3,701      5,700       8,828      3,603      5,601        8,730
  13         14,135      100,000    100,000    100,000     3,871      6,209      10,036      3,871      6,209       10,036
  14         15,640      100,000    100,000    100,000     4,009      6,713      11,344      4,009      6,713       11,344
  15         17,220      100,000    100,000    100,000     4,112      7,209      12,760      4,112      7,209       12,760
  16         18,879      100,000    100,000    100,000     4,180      7,692      14,294      4,180      7,692       14,294
  17         20,621      100,000    100,000    100,000     4,204      8,158      15,953      4,204      8,158       15,953
  18         22,450      100,000    100,000    100,000     4,179      8,598      17,748      4,179      8,598       17,748
  19         24,370      100,000    100,000    100,000     4,101      9,008      19,689      4,101      9,008       19,689
  20         26,387      100,000    100,000    100,000     3,960      9,375      21,788      3,960      9,375       21,788
  25         38,086      100,000    100,000    100,000     2,090     10,295      35,242      2,090     10,295       35,242
  30         53,018           **    100,000    100,000        **      8,369      56,051         **      8,369       56,051
  35         72,076           **         **    104,274        **         **      90,673         **         **       90,673
  40         96,398           **         **    155,703        **         **     148,289         **         **      148,289
  45        127,441           **         **    253,113        **         **     241,060         **         **      241,060




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,244    100,270       217        244         270          0          0            0
   2          1,636      100,662    100,736    100,813       662        736         813          0          0           70
   3          2,516      101,090    101,240    101,403     1,090      1,240       1,403          0        147          310
   4          3,439      101,501    101,755    102,041     1,501      1,755       2,041        408        662          949
   5          4,409      101,892    102,279    102,733     1,892      2,279       2,733        799      1,187        1,640
   6          5,428      102,264    102,814    103,482     2,264      2,814       3,482      1,171      1,721        2,389
   7          6,497      102,614    103,354    104,291     2,614      3,354       4,291      1,521      2,261        3,199
   8          7,620      102,941    103,901    105,167     2,941      3,901       5,167      2,047      3,007        4,273
   9          8,799      103,244    104,453    106,115     3,244      4,453       6,115      2,549      3,758        5,419
  10         10,037      103,529    105,019    107,154     3,529      5,019       7,154      3,233      4,723        6,857
  11         11,337      103,817    105,620    108,313     3,817      5,620       8,313      3,619      5,422        8,115
  12         12,702      104,080    106,228    109,576     4,080      6,228       9,576      3,981      6,129        9,477
  13         14,135      104,316    106,840    110,950     4,316      6,840      10,950      4,316      6,840       10,950
  14         15,640      104,523    107,455    112,444     4,523      7,455      12,444      4,523      7,455       12,444
  15         17,220      104,699    108,070    114,071     4,699      8,070      14,071      4,699      8,070       14,071
  16         18,879      104,842    108,685    115,843     4,842      8,685      15,843      4,842      8,685       15,843
  17         20,621      104,953    109,298    117,774     4,953      9,298      17,774      4,953      9,298       17,774
  18         22,450      105,021    109,899    119,874     5,021      9,899      19,874      5,021      9,899       19,874
  19         24,370      105,043    110,482    122,154     5,043     10,482      22,154      5,043     10,482       22,154
  20         26,387      105,024    111,055    124,643     5,024     11,055      24,643      5,024     11,055       24,643
  25         38,086      104,374    113,755    141,146     4,374     13,755      41,146      4,374     13,755       41,146
  30         53,018      102,689    116,024    167,661     2,689     16,024      67,661      2,689     16,024       67,661
  35         72,076           **    116,452    209,556        **     16,452     109,556         **     16,452      109,556
  40         96,398           **    112,567    275,111        **     12,567     175,111         **     12,567      175,111
  45        127,441           **    101,105    378,182        **      1,105     278,182         **      1,105      278,182



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,608   100,679    100,753      608       679        753         0         0          10
   3          2,516      101,009   101,151    101,305    1,009     1,151      1,305         0        58         212
   4          3,439      101,391   101,630    101,901    1,391     1,630      1,901       298       538         808
   5          4,409      101,753   102,116    102,542    1,753     2,116      2,542       660     1,023       1,450
   6          5,428      102,095   102,609    103,235    2,095     2,609      3,235     1,002     1,516       2,142
   7          6,497      102,414   103,104    103,979    2,414     3,104      3,979     1,321     2,011       2,886
   8          7,620      102,710   103,602    104,781    2,710     3,602      4,781     1,816     2,708       3,887
   9          8,799      102,980   104,100    105,642    2,980     4,100      5,642     2,285     3,405       4,946
  10         10,037      103,225   104,598    106,569    3,225     4,598      6,569     2,929     4,302       6,273
  11         11,337      103,442   105,093    107,565    3,442     5,093      7,565     3,245     4,895       7,368
  12         12,702      103,629   105,581    108,635    3,629     5,581      8,635     3,530     5,482       8,536
  13         14,135      103,783   106,060    109,783    3,783     6,060      9,783     3,783     6,060       9,783
  14         15,640      103,905   106,529    111,016    3,905     6,529     11,016     3,905     6,529      11,016
  15         17,220      103,990   106,982    112,339    3,990     6,982     12,339     3,990     6,982      12,339
  16         18,879      104,037   107,417    113,758    4,037     7,417     13,758     4,037     7,417      13,758
  17         20,621      104,040   107,825    115,276    4,040     7,825     15,276     4,040     7,825      15,276
  18         22,450      103,991   108,199    116,895    3,991     8,199     16,895     3,991     8,199      16,895
  19         24,370      103,888   108,531    118,621    3,888     8,531     18,621     3,888     8,531      18,621
  20         26,387      103,720   108,809    120,452    3,720     8,809     20,452     3,720     8,809      20,452
  25         38,086      101,709   109,047    131,345    1,709     9,047     31,345     1,709     9,047      31,345
  30         53,018           **   105,965    145,215       **     5,965     45,215        **     5,965      45,215
  35         72,076           **        **    161,065       **        **     61,065        **        **      61,065
  40         96,398           **        **    175,636       **        **     75,636        **        **      75,636
  45        127,441           **        **    180,154       **        **     80,154        **        **      80,154




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        271        0          0           0
   2          1,636      100,000   100,000    100,000      664        738        816        0          0          73
   3          2,516      100,000   100,000    100,000    1,094      1,245      1,408        1        152         315
   4          3,439      100,000   100,000    100,000    1,508      1,764      2,052      415        671         959
   5          4,409      100,000   100,000    100,000    1,904      2,294      2,750      811      1,201       1,658
   6          5,428      100,000   100,000    100,000    2,281      2,836      3,510    1,188      1,743       2,417
   7          6,497      100,000   100,000    100,000    2,637      3,386      4,333    1,544      2,293       3,240
   8          7,620      100,000   100,000    100,000    2,972      3,945      5,228    2,079      3,051       4,334
   9          8,799      100,000   100,000    100,000    3,285      4,513      6,199    2,590      3,818       5,504
  10         10,037      100,000   100,000    100,000    3,581      5,098      7,271    3,285      4,801       6,974
  11         11,337      100,000   100,000    100,000    3,882      5,721      8,471    3,684      5,524       8,274
  12         12,702      100,000   100,000    100,000    4,160      6,357      9,786    4,061      6,258       9,687
  13         14,135      100,000   100,000    100,000    4,413      7,003     11,226    4,413      7,003      11,226
  14         15,640      100,000   100,000    100,000    4,638      7,658     12,804    4,638      7,658      12,804
  15         17,220      100,000   100,000    100,000    4,835      8,321     14,533    4,835      8,321      14,533
  16         18,879      100,000   100,000    100,000    5,001      8,991     16,433    5,001      8,991      16,433
  17         20,621      100,000   100,000    100,000    5,137      9,668     18,522    5,137      9,668      18,522
  18         22,450      100,000   100,000    100,000    5,233     10,344     20,817    5,233     10,344      20,817
  19         24,370      100,000   100,000    100,000    5,285     11,017     23,339    5,285     11,017      23,339
  20         26,387      100,000   100,000    100,000    5,299     11,691     26,123    5,299     11,691      26,123
  25         38,086      100,000   100,000    100,000    4,835     15,144     45,314    4,835     15,144      45,314
  30         53,018      100,000   100,000    132,237    3,343     18,743     77,695    3,343     18,743      77,695
  35         72,076           **   100,000    196,598       **     21,566    129,888       **     21,566     129,888
  40         96,398           **   100,000    291,464       **     21,875    212,934       **     21,875     212,934
  45        127,441           **   100,000    435,196       **     16,832    344,682       **     16,832     344,682




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      192        217        243        0          0           0
   2          1,636      100,000   100,000    100,000      610        681        755        0          0          12
   3          2,516      100,000   100,000    100,000    1,013      1,155      1,310        0         62         218
   4          3,439      100,000   100,000    100,000    1,398      1,639      1,911      305        546         818
   5          4,409      100,000   100,000    100,000    1,764      2,130      2,559      671      1,037       1,467
   6          5,428      100,000   100,000    100,000    2,111      2,629      3,261    1,018      1,536       2,168
   7          6,497      100,000   100,000    100,000    2,436      3,133      4,019    1,343      2,041       2,926
   8          7,620      100,000   100,000    100,000    2,739      3,643      4,838    1,845      2,749       3,944
   9          8,799      100,000   100,000    100,000    3,018      4,155      5,721    2,323      3,460       5,026
  10         10,037      100,000   100,000    100,000    3,274      4,671      6,678    2,977      4,375       6,382
  11         11,337      100,000   100,000    100,000    3,502      5,187      7,712    3,305      4,989       7,514
  12         12,702      100,000   100,000    100,000    3,701      5,700      8,828    3,603      5,601       8,730
  13         14,135      100,000   100,000    100,000    3,871      6,209     10,036    3,871      6,209      10,036
  14         15,640      100,000   100,000    100,000    4,009      6,713     11,344    4,009      6,713      11,344
  15         17,220      100,000   100,000    100,000    4,112      7,209     12,760    4,112      7,209      12,760
  16         18,879      100,000   100,000    100,000    4,180      7,692     14,294    4,180      7,692      14,294
  17         20,621      100,000   100,000    100,000    4,204      8,158     15,953    4,204      8,158      15,953
  18         22,450      100,000   100,000    100,000    4,179      8,598     17,748    4,179      8,598      17,748
  19         24,370      100,000   100,000    100,000    4,101      9,008     19,689    4,101      9,008      19,689
  20         26,387      100,000   100,000    100,000    3,960      9,375     21,788    3,960      9,375      21,788
  25         38,086      100,000   100,000    100,000    2,090     10,295     35,242    2,090     10,295      35,242
  30         53,018           **   100,000    100,000       **      8,369     56,051       **      8,369      56,051
  35         72,076           **        **    133,254       **         **     88,038       **         **      88,038
  40         96,398           **        **    183,096       **         **    133,764       **         **     133,764
  45        127,441           **        **    248,976       **         **    197,193       **         **     197,193




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 18.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      27
How we support the policy and investment options                   27
Procedures for issuance of a policy.........                       28
Commencement of investment performance......                       29
How we process certain policy transactions..                       29
Effects of policy loans.....................                       31
Additional information about how certain policy charges            31
work........................................
How we market the policies..................                       32
Tax considerations..........................                       33
Reports that you will receive...............                       35
Voting privileges that you will have........                       35
Changes that JHVLICO can make as to your policy                    36
Adjustments we make to death benefits.......                       36
When we pay policy proceeds.................                       36
Other details about exercising rights and paying benefits          37
Legal matters...............................                       37
Registration statement filed with the SEC...                       37
Accounting and actuarial experts............                       38
Financial statements of JHVLICO and the Account                    38
List of Directors and Executive Officers of JHVLICO                39

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 29).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Face amount decreases

 . Face amount increases, when and if permitted by our administrative rules

 . Change of death benefit option

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 50% of the Target Premium paid in the first policy year, 6% of the Target Premium paid in the second through fourth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and has been included in reliance on their report given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $     --    $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    27          monthly deduction date. . . . . . .   30
account value. . . . .     7          mortality and expense risk charge .   10
attained age . . . . .     8          optional benefits . . . . . . . . .   10
beneficiary. . . . . .    37          options for death benefit . . . . .   14
business day . . . . .    28          owner . . . . . . . . . . . . . . .    5
changing Option 1or 2     14          partial withdrawal. . . . . . . . .   13
changing the face                     partial withdrawal charge . . . . .   10
 amount. . . . . . . .    14          payment options . . . . . . . . . .   16
charges. . . . . . . .     7          Planned Premium . . . . . . . . . .    6
Code . . . . . . . . .    33          policy anniversary. . . . . . . . .   30
cost of insurance rates    8          policy year . . . . . . . . . . . .   30
date of issue. . . . .    29          premium; premium payment. . . . . .    5
death benefit. . . . .     4          prospectus. . . . . . . . . . . . .    3
deductions . . . . . .     7          receive; receipt. . . . . . . . . .   19
dollar cost averaging.    11          reinstate; reinstatement. . . . . .    7
expenses of the Series                sales charges . . . . . . . . . . .    9
 Funds . . . . . . . .     9          SEC . . . . . . . . . . . . . . . .    2
face amount. . . . . .    13          Separate Account. . . . . . . . . .   28
fixed investment option   28          Servicing Office. . . . . . . . . .    2
full surrender . . . .    12          special loan account. . . . . . . .   14
fund . . . . . . . . .     2          subaccount. . . . . . . . . . . . .   28
grace period . . . . .     6          surrender . . . . . . . . . . . . .   13
guaranteed death                      surrender value . . . . . . . . . .   13
 benefit feature . . .     6          Target Premium. . . . . . . . . . .    9
Guaranteed Death                      tax considerations. . . . . . . . .   35
 Benefit Premium . . .     6          telephone transfers . . . . . . . .   19
insurance charge . . .     8          Total Sum Insured . . . . . . . . .   14
insured person . . . .     4          transfers of account value. . . . .   12
investment options . .     1          Trust . . . . . . . . . . . . . . .    2
JHVLICO. . . . . . . .    27          variable investment options . . . .    1
John Hancock Variable                 we; us. . . . . . . . . . . . . . .   28
 Series Trust  . . . .     2          withdrawal. . . . . . . . . . . . .   13
lapse. . . . . . . . .     6          withdrawal charges. . . . . . . . .   10
loan . . . . . . . . .    12          you; your . . . . . . . . . . . . .    5

loan interest. . . . .    12

maximum premiums . . .     5

Minimum Initial Premium   28
minimum insurance
 amount. . . . . . . .    13
modified endowment
 contract. . . . . . .    34

                           PROSPECTUS DATED MAY 1, 2000

                             MEDALLION VARIABLE LIFE

                a flexible premium variable life insurance policy
                                    issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------
                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117
                   PHONE: 1-800-521-1234 / FAX: 1-617-572-6956

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                               MANAGED BY
--------------------------                               ----------
------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . .. . . . . . . . . . . . . . .    Independence Investment Associates, Inc.
  Growth & Income . . . .                                Independence Investment Associates, Inc.
  Equity Index . . . . .                                 State Street Global Advisors
  Large Cap Value . . . .                                T. Rowe Price Associates, Inc.
  Large Cap Growth . . .                                 Independence Investment Associates, Inc.
  Mid Cap Value . . . . .                                Neuberger Berman, LLC
  Mid Cap Growth . . . .                                 Janus Capital Corporation
  Real Estate Equity . .                                 Independence Investment Associates, Inc.
  Small/Mid Cap CORE . .                                 Goldman Sachs Asset Management
  Small/Mid Cap Growth.                                  Wellington Management Company, LLP
  Small Cap Value . . . .                                INVESCO Management & Research, Inc.
  Small Cap Growth . . .  . . . . . . . . . . . . . . .  John Hancock Advisers, Inc.
  Global Balanced . . . .                                Brinson Partners, Inc.
  International Equity Index . . . . . . . . . . . . .   Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . .  Rowe Price-Fleming International, Inc.
                                                         Morgan Stanley Dean Witter Investment Management,
  Emerging Markets Equity . . . . . . . . . . . . . . .   Inc.
  Short-Term Bond . . . .                                Independence Investment Associates, Inc.
  Bond Index . . . . . .                                 Mellon Bond Associates, LLP
  Active Bond . . . . . . . . . . . . . . . . . . . . .  John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . . . . . . . . . . . .  J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . .                                Wellington Management Company, LLP
  Money Market. . . . .                                  John Hancock Life Insurance Company
  Brandes International Equity. . . . . . . . . . . .    Brandes Investment Partners, L.P.
  Turner Core Growth. .                                  Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . .   Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity . . . . . . . . . . . .   The Clifton Group
------------------------------------------------------------------------------------------------------------



     We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust") or of M Fund, Inc. (together, the Trust and M Fund, Inc. are referred to as the "Series Funds"). The Series Funds are mutual funds that offer a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Attached to this prospectus are prospectuses for the Series Funds that contain detailed information about each fund offered under the policy. Be sure to read the prospectuses for the Series Funds before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 19.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 26.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 39.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 80.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   4
 .Who owns the policy?. . . . . . . . . . . . . .                    4
 .How can I invest money in the policy?. . . . . .                   4
 .Is there a minimum amount I must invest?. . . .                    5
 .How will the value of my investment in the policy change           6
 over time?. . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             7
 the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Series Funds deduct from my
 investment in the policy?. . . . . . . . . . . .                   9
 .What other charges could JHVLICO impose in the future?            10
 .How can I change my policy's investment allocations?              11
 .How can I access my investment in the policy?. .                  12
 .How much will JHVLICO pay when the insured person dies?           13
 .How can I change my policy's insurance coverage?                  14
 .Can I cancel my policy after it's issued?. . . .                  15
 .Can I choose the form in which JHVLICO pays out policy            15
 proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   16
 .How will my policy be treated for income tax purposes?            16
 .How do I communicate with JHVLICO?. . . . . . .                   17

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
33. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals taken from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 13).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Series Funds and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 12.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
 --------------------------
  benefits added to the policy by means of a rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses
 ---------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

  FOR SURRENDERS OR LAPSES DURING PERCENTAGE
  ------------------------------------------

  Policy years 1-7              26.0%

  Policy year 8                 21.7%

  Policy year 9                 17.3%

  Policy year 10                13.0%

  Policy year 11                8.7%

  Policy year 12                4.3%

  Policy year 13 and later      0.0%

  The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium.
                            ----------

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Series Funds and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the funds of the Trust are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for 1999 and the 1999 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                          Other     Total Fund      Other Operating
                          Investment     Operating  Operating           Expenses
Fund Name               Management Fee   Expenses    Expenses    Absent Reimbursement*
---------               --------------  ----------  ----------  -----------------------
Managed . . . . . . .       0.32%         0.03%       0.35%              0.03%
Growth & Income . . .       0.25%         0.03%       0.28%              0.03%
Equity Index. . . . .       0.14%         0.00%       0.14%              0.08%
Large Cap Value . . .       0.74%         0.10%       0.84%              0.11%
Large Cap Growth. . .       0.36%         0.03%       0.39%              0.03%
Mid Cap Value . . . .       0.80%         0.10%       0.90%              0.12%
Mid Cap Growth. . . .       0.82%         0.10%       0.92%              0.11%
Real Estate Equity. .       0.60%         0.10%       0.70%              0.10%
Small/Mid Cap CORE. .       0.80%         0.10%       0.90%              0.66%
Small/Mid Cap Growth        0.75%         0.10%       0.85%              0.10%
Small Cap Value . . .       0.80%         0.10%       0.90%              0.16%
Small Cap Growth. . .       0.75%         0.10%       0.85%              0.14%
Global Balanced** . .       0.85%         0.10%       0.95%              0.46%
International Equity
 Index. . . . . . . .       0.16%         0.10%       0.26%              0.22%
International
 Opportunities. . . .       0.87%         0.10%       0.97%              0.29%
Emerging Markets
 Equity . . . . . . .       1.27%         0.10%       1.37%              2.17%
Short-Term Bond . . .       0.30%         0.10%       0.40%              0.13%
Bond Index. . . . . .       0.15%         0.10%       0.25%              0.20%
Active Bond** . . . .       0.25%         0.03%       0.28%              0.03%
Global Bond . . . . .       0.69%         0.10%       0.79%              0.15%
High Yield Bond . . .       0.65%         0.10%       0.75%              0.39%
Money Market. . . . .       0.25%         0.06%       0.31%              0.06%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).
** Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

  The figures in the following chart for the funds of M Fund, Inc. are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1999 other operating expenses allocated to M Fund, Inc.

                                                                                              Other    Total Fund   Other Operating
                                                                              Investment    Operating  Operating       Expenses
Fund Name                                                                   Management Fee  Expenses    Expenses        Absent
---------                                                                   --------------  ---------  ----------   Reimbursement*
                                                                                                                   -----------------
Brandes International Equity.                                                   0.96%         0.25%      1.21%            %
Turner Core Growth . . . . . .                                                  0.45%         0.25%      0.70%             0.95%
Frontier Capital Appreciation                                                   0.90%         0.25%      1.15%            %
Clifton Enhanced U.S. Equity**                                                  0.55%         0.25%      0.80%

* M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.
** Clifton Enhanced U.S. Equity was formerly "Enhanced U.S. Equity".

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will JHVLICO pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

     . In all later policy years - - 90% of your account value that is in the variable investment options

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     . Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below)

  For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage at any time, but only if:

     . the remaining face amount will be at least $100,000, and

     . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 30.

Change of death benefit option

  You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

  Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 32. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 33.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in face amount

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.71%, 5.25% and 11.21%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .60%, and (2) an assumed average asset charge for all other operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the tables on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         271          0          0            0
   2          1,636      100,000    100,000    100,000       663        738         815          0          0           72
   3          2,516      100,000    100,000    100,000     1,093      1,244       1,407          1        151          314
   4          3,439      100,000    100,000    100,000     1,507      1,763       2,050        414        670          958
   5          4,409      100,000    100,000    100,000     1,902      2,292       2,748        809      1,199        1,655
   6          5,428      100,000    100,000    100,000     2,279      2,832       3,506      1,186      1,740        2,413
   7          6,497      100,000    100,000    100,000     2,634      3,382       4,328      1,541      2,289        3,235
   8          7,620      100,000    100,000    100,000     2,968      3,940       5,220      2,074      3,046        4,326
   9          8,799      100,000    100,000    100,000     3,280      4,506       6,190      2,584      3,810        5,494
  10         10,037      100,000    100,000    100,000     3,575      5,089       7,258      3,278      4,792        6,961
  11         11,337      100,000    100,000    100,000     3,874      5,710       8,454      3,676      5,512        8,257
  12         12,702      100,000    100,000    100,000     4,151      6,343       9,765      4,052      6,245        9,666
  13         14,135      100,000    100,000    100,000     4,403      6,987      11,199      4,403      6,987       11,199
  14         15,640      100,000    100,000    100,000     4,627      7,639      12,770      4,627      7,639       12,770
  15         17,220      100,000    100,000    100,000     4,822      8,298      14,492      4,822      8,298       14,492
  16         18,879      100,000    100,000    100,000     4,987      8,964      16,382      4,987      8,964       16,382
  17         20,621      100,000    100,000    100,000     5,121      9,636      18,461      5,121      9,636       18,461
  18         22,450      100,000    100,000    100,000     5,215     10,308      20,743      5,215     10,308       20,743
  19         24,370      100,000    100,000    100,000     5,266     10,975      23,250      5,266     10,975       23,250
  20         26,387      100,000    100,000    100,000     5,279     11,643      26,016      5,279     11,643       26,016
  25         38,086      100,000    100,000    100,000     4,806     15,059      45,066      4,806     15,059       45,066
  30         53,018      100,000    100,000    100,000     3,307     18,600      77,894      3,307     18,600       77,894
  35         72,076           **    100,000    154,134        **     21,335     134,029         **     21,335      134,029
  40         96,398           **    100,000    238,973        **     21,508     227,593         **     21,508      227,593
  45        127,441           **    100,000    403,789        **     16,239     384,561         **     16,239      384,561




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         243          0          0            0
   2          1,636      100,000    100,000    100,000       610        681         755          0          0           12
   3          2,516      100,000    100,000    100,000     1,012      1,155       1,309          0         62          216
   4          3,439      100,000    100,000    100,000     1,397      1,638       1,909        304        545          816
   5          4,409      100,000    100,000    100,000     1,762      2,128       2,556        669      1,035        1,463
   6          5,428      100,000    100,000    100,000     2,108      2,626       3,257      1,016      1,534        2,164
   7          6,497      100,000    100,000    100,000     2,433      3,130       4,012      1,340      2,037        2,919
   8          7,620      100,000    100,000    100,000     2,735      3,638       4,828      1,841      2,744        3,934
   9          8,799      100,000    100,000    100,000     3,013      4,148       5,709      2,318      3,453        5,014
  10         10,037      100,000    100,000    100,000     3,268      4,663       6,662      2,971      4,366        6,366
  11         11,337      100,000    100,000    100,000     3,495      5,176       7,691      3,298      4,979        7,493
  12         12,702      100,000    100,000    100,000     3,693      5,687       8,802      3,595      5,588        8,703
  13         14,135      100,000    100,000    100,000     3,862      6,194      10,004      3,862      6,194       10,004
  14         15,640      100,000    100,000    100,000     3,999      6,696      11,304      3,999      6,696       11,304
  15         17,220      100,000    100,000    100,000     4,101      7,188      12,710      4,101      7,188       12,710
  16         18,879      100,000    100,000    100,000     4,167      7,668      14,233      4,167      7,668       14,233
  17         20,621      100,000    100,000    100,000     4,190      8,130      15,881      4,190      8,130       15,881
  18         22,450      100,000    100,000    100,000     4,164      8,567      17,661      4,164      8,567       17,661
  19         24,370      100,000    100,000    100,000     4,085      8,972      19,586      4,085      8,972       19,586
  20         26,387      100,000    100,000    100,000     3,943      9,335      21,664      3,943      9,335       21,664
  25         38,086      100,000    100,000    100,000     2,068     10,225      34,965      2,068     10,225       34,965
  30         53,018           **    100,000    100,000        **      8,260      55,456         **      8,260       55,456
  35         72,076           **         **    102,826        **         **      89,414         **         **       89,414
  40         96,398           **         **    153,325        **         **     146,023         **         **      146,023
  45        127,441           **         **    248,862        **         **     237,012         **         **      237,012




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243         270          0          0            0
   2          1,636      100,661    100,735    100,813       661        735         813          0          0           70
   3          2,516      101,089    101,239    101,402     1,089      1,239       1,402          0        146          309
   4          3,439      101,499    101,754    102,040     1,499      1,754       2,040        407        661          947
   5          4,409      101,890    102,277    102,730     1,890      2,277       2,730        797      1,185        1,637
   6          5,428      102,261    102,811    103,478     2,261      2,811       3,478      1,169      1,718        2,385
   7          6,497      102,610    103,350    104,286     2,610      3,350       4,286      1,517      2,257        3,193
   8          7,620      102,937    103,896    105,160     2,937      3,896       5,160      2,043      3,002        4,266
   9          8,799      103,239    104,446    106,105     3,239      4,446       6,105      2,543      3,751        5,410
  10         10,037      103,523    105,010    107,141     3,523      5,010       7,141      3,226      4,714        6,844
  11         11,337      103,809    105,609    108,297     3,809      5,609       8,297      3,612      5,411        8,099
  12         12,702      104,072    106,214    109,555     4,072      6,214       9,555      3,973      6,115        9,456
  13         14,135      104,307    106,824    110,923     4,307      6,824      10,923      4,307      6,824       10,923
  14         15,640      104,512    107,436    112,412     4,512      7,436      12,412      4,512      7,436       12,412
  15         17,220      104,686    108,048    114,031     4,686      8,048      14,031      4,686      8,048       14,031
  16         18,879      104,828    108,659    115,794     4,828      8,659      15,794      4,828      8,659       15,794
  17         20,621      104,937    109,268    117,716     4,937      9,268      17,716      4,937      9,268       17,716
  18         22,450      105,004    109,864    119,803     5,004      9,864      19,803      5,004      9,864       19,803
  19         24,370      105,024    110,443    122,070     5,024     10,443      22,070      5,024     10,443       22,070
  20         26,387      105,004    111,010    124,543     5,004     11,010      24,543      5,004     11,010       24,543
  25         38,086      104,347    113,678    140,921     4,347     13,678      40,921      4,347     13,678       40,921
  30         53,018      102,657    115,901    167,189     2,657     15,901      67,189      2,657     15,901       67,189
  35         72,076           **    116,267    208,609        **     16,267     108,609         **     16,267      108,609
  40         96,398           **    112,306    273,273        **     12,306     173,273         **     12,306      173,273
  45        127,441           **    100,757    374,698        **        757     274,698         **        757      274,698



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,608   100,679    100,752      608       679        752         0         0           9
   3          2,516      101,008   101,150    101,304    1,008     1,150      1,304         0        57         211
   4          3,439      101,390   101,629    101,899    1,390     1,629      1,899       297       536         806
   5          4,409      101,751   102,114    102,539    1,751     2,114      2,539       658     1,021       1,447
   6          5,428      102,092   102,606    103,230    2,092     2,606      3,230     1,000     1,513       2,137
   7          6,497      102,411   103,100    103,972    2,411     3,100      3,972     1,318     2,007       2,880
   8          7,620      102,706   103,597    104,772    2,706     3,597      4,772     1,812     2,703       3,878
   9          8,799      102,975   104,093    105,630    2,975     4,093      5,630     2,280     3,398       4,934
  10         10,037      103,220   104,590    106,553    3,220     4,590      6,553     2,923     4,294       6,257
  11         11,337      103,435   105,083    107,545    3,435     5,083      7,545     3,238     4,885       7,348
  12         12,702      103,621   105,569    108,609    3,621     5,569      8,609     3,522     5,470       8,510
  13         14,135      103,774   106,046    109,751    3,774     6,046      9,751     3,774     6,046       9,751
  14         15,640      103,895   106,512    110,977    3,895     6,512     10,977     3,895     6,512      10,977
  15         17,220      103,979   106,962    112,291    3,979     6,962     12,291     3,979     6,962      12,291
  16         18,879      104,025   107,394    113,701    4,025     7,394     13,701     4,025     7,394      13,701
  17         20,621      104,026   107,799    115,207    4,026     7,799     15,207     4,026     7,799      15,207
  18         22,450      103,977   108,169    116,813    3,977     8,169     16,813     3,977     8,169      16,813
  19         24,370      103,872   108,497    118,523    3,872     8,497     18,523     3,872     8,497      18,523
  20         26,387      103,703   108,771    120,337    3,703     8,771     20,337     3,703     8,771      20,337
  25         38,086      101,689   108,985    131,099    1,689     8,985     31,099     1,689     8,985      31,099
  30         53,018           **   105,875    144,726       **     5,875     44,726        **     5,875      44,726
  35         72,076           **        **    160,146       **        **     60,146        **        **      60,146
  40         96,398           **        **    173,984       **        **     73,984        **        **      73,984
  45        127,441           **        **    177,285       **        **     77,285        **        **      77,285




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        271        0          0           0
   2          1,636      100,000   100,000    100,000      663        738        815        0          0          72
   3          2,516      100,000   100,000    100,000    1,093      1,244      1,407        1        151         314
   4          3,439      100,000   100,000    100,000    1,507      1,763      2,050      414        670         958
   5          4,409      100,000   100,000    100,000    1,902      2,292      2,748      809      1,199       1,655
   6          5,428      100,000   100,000    100,000    2,279      2,832      3,506    1,186      1,740       2,413
   7          6,497      100,000   100,000    100,000    2,634      3,382      4,328    1,541      2,289       3,235
   8          7,620      100,000   100,000    100,000    2,968      3,940      5,220    2,074      3,046       4,326
   9          8,799      100,000   100,000    100,000    3,280      4,506      6,190    2,584      3,810       5,494
  10         10,037      100,000   100,000    100,000    3,575      5,089      7,258    3,278      4,792       6,961
  11         11,337      100,000   100,000    100,000    3,874      5,710      8,454    3,676      5,512       8,257
  12         12,702      100,000   100,000    100,000    4,151      6,343      9,765    4,052      6,245       9,666
  13         14,135      100,000   100,000    100,000    4,403      6,987     11,199    4,403      6,987      11,199
  14         15,640      100,000   100,000    100,000    4,627      7,639     12,770    4,627      7,639      12,770
  15         17,220      100,000   100,000    100,000    4,822      8,298     14,492    4,822      8,298      14,492
  16         18,879      100,000   100,000    100,000    4,987      8,964     16,382    4,987      8,964      16,382
  17         20,621      100,000   100,000    100,000    5,121      9,636     18,461    5,121      9,636      18,461
  18         22,450      100,000   100,000    100,000    5,215     10,308     20,743    5,215     10,308      20,743
  19         24,370      100,000   100,000    100,000    5,266     10,975     23,250    5,266     10,975      23,250
  20         26,387      100,000   100,000    100,000    5,279     11,643     26,016    5,279     11,643      26,016
  25         38,086      100,000   100,000    100,000    4,806     15,059     45,066    4,806     15,059      45,066
  30         53,018      100,000   100,000    131,364    3,307     18,600     77,182    3,307     18,600      77,182
  35         72,076           **   100,000    195,082       **     21,335    128,886       **     21,335     128,886
  40         96,398           **   100,000    288,875       **     21,508    211,042       **     21,508     211,042
  45        127,441           **   100,000    430,797       **     16,239    341,199       **     16,239     341,199




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        243        0          0           0
   2          1,636      100,000   100,000    100,000      610        681        755        0          0          12
   3          2,516      100,000   100,000    100,000    1,012      1,155      1,309        0         62         216
   4          3,439      100,000   100,000    100,000    1,397      1,638      1,909      304        545         816
   5          4,409      100,000   100,000    100,000    1,762      2,128      2,556      669      1,035       1,463
   6          5,428      100,000   100,000    100,000    2,108      2,626      3,257    1,016      1,534       2,164
   7          6,497      100,000   100,000    100,000    2,433      3,130      4,012    1,340      2,037       2,919
   8          7,620      100,000   100,000    100,000    2,735      3,638      4,828    1,841      2,744       3,934
   9          8,799      100,000   100,000    100,000    3,013      4,148      5,709    2,318      3,453       5,014
  10         10,037      100,000   100,000    100,000    3,268      4,663      6,662    2,971      4,366       6,366
  11         11,337      100,000   100,000    100,000    3,495      5,176      7,691    3,298      4,979       7,493
  12         12,702      100,000   100,000    100,000    3,693      5,687      8,802    3,595      5,588       8,703
  13         14,135      100,000   100,000    100,000    3,862      6,194     10,004    3,862      6,194      10,004
  14         15,640      100,000   100,000    100,000    3,999      6,696     11,304    3,999      6,696      11,304
  15         17,220      100,000   100,000    100,000    4,101      7,188     12,710    4,101      7,188      12,710
  16         18,879      100,000   100,000    100,000    4,167      7,668     14,233    4,167      7,668      14,233
  17         20,621      100,000   100,000    100,000    4,190      8,130     15,881    4,190      8,130      15,881
  18         22,450      100,000   100,000    100,000    4,164      8,567     17,661    4,164      8,567      17,661
  19         24,370      100,000   100,000    100,000    4,085      8,972     19,586    4,085      8,972      19,586
  20         26,387      100,000   100,000    100,000    3,943      9,335     21,664    3,943      9,335      21,664
  25         38,086      100,000   100,000    100,000    2,068     10,225     34,965    2,068     10,225      34,965
  30         53,018           **   100,000    100,000       **      8,260     55,456       **      8,260      55,456
  35         72,076           **        **    131,640       **         **     86,972       **         **      86,972
  40         96,398           **        **    180,619       **         **    131,954       **         **     131,954
  45        127,441           **        **    245,230       **         **    194,226       **         **     194,226




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 18.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      27
How we support the policy and investment options.                  27
Procedures for issuance of a policy.........                       28
Commencement of investment performance......                       29
How we process certain policy transactions..                       29
Effects of policy loans.....................                       31
Additional information about how certain policy charges            31
 work.......................................
How we market the policies..................                       32
Tax considerations..........................                       33
Reports that you will receive...............                       35
Voting privileges that you will have........                       35
Changes that JHVLICO can make as to your policy.                   35
Adjustments we make to death benefits.......                       36
When we pay policy proceeds.................                       36
Other details about exercising rights and paying benefits          37
Legal matters...............................                       37
Registration statement filed with the SEC...                       37
Accounting and actuarial experts............                       37
Financial statements of JHVLICO and the Account.                   37
List of Directors and Executive Officers of JHVLICO                38

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 29).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Face amount decreases

 . Face amount increases, when and if permitted by our administrative rules

 . Change of death benefit option

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 7.5% of the Target Premium paid in the second policy year, and 5% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Series Fund failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and has been included in reliance on their report given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $     --    $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    27         monthly deduction date. . . . . . .   30
account value. . . . .     7         mortality and expense risk charge .   10
attained age . . . . .     8         optional benefits . . . . . . . . .   10
beneficiary. . . . . .    37         options for death benefit . . . . .   14
business day . . . . .    28         owner . . . . . . . . . . . . . . .    5
changing Option 1or 2     14         partial withdrawal. . . . . . . . .   13
changing the face                    partial withdrawal charge . . . . .   10
 amount. . . . . . . .    14         payment options . . . . . . . . . .   16
charges. . . . . . . .     7         Planned Premium . . . . . . . . . .    6
Code . . . . . . . . .    33         policy anniversary. . . . . . . . .   30
cost of insurance rates    8         policy year . . . . . . . . . . . .   30
date of issue. . . . .    29         premium; premium payment. . . . . .    5
death benefit. . . . .     4         prospectus. . . . . . . . . . . . .    3
deductions . . . . . .     7         receive; receipt. . . . . . . . . .   19
expenses of the Series               reinstate; reinstatement. . . . . .    7
 Funds . . . . . . . .     9         sales charges . . . . . . . . . . .    9
face amount. . . . . .    13         SEC . . . . . . . . . . . . . . . .    2
fixed investment option   28         Separate Account. . . . . . . . . .   28
full surrender . . . .    12         Servicing Office. . . . . . . . . .    2
fund . . . . . . . . .     2         special loan account. . . . . . . .   14
grace period . . . . .     6         subaccount. . . . . . . . . . . . .   28
guaranteed death                     surrender . . . . . . . . . . . . .   13
 benefit feature . . .     6         surrender value . . . . . . . . . .   13
Guaranteed Death                     Target Premium. . . . . . . . . . .    9
 Benefit Premium . . .     6         tax considerations. . . . . . . . .   35
insurance charge . . .     8         telephone transfers . . . . . . . .   19
insured person . . . .     4         Total Sum Insured . . . . . . . . .   14
investment options . .     1         transfers of account value. . . . .   12
JHVLICO. . . . . . . .    27         Trust . . . . . . . . . . . . . . .    2
John Hancock Variable                variable investment options . . . .    1
 Series Trust  . . . .     2         we; us. . . . . . . . . . . . . . .   28
lapse. . . . . . . . .     6         withdrawal. . . . . . . . . . . . .   13
loan . . . . . . . . .    12         withdrawal charges. . . . . . . . .   10
loan interest. . . . .    12         you; your . . . . . . . . . . . . .    5

maximum premiums . . .     5

Minimum Initial Premium   28
minimum insurance
 amount. . . . . . . .    13
modified endowment
 contract. . . . . . .    34

monthly deduction date    29



                           PROSPECTUS DATED MAY 1, 2000

                       MEDALLION VARIABLE UNIVERSAL LIFE II

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                          MANAGED BY
--------------------------                                          ----------
-----------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .        Independence Investment Associates, Inc.
  Growth & Income . . . . .                                         Independence Investment Associates, Inc.
  Equity Index . . . . . . .                                        State Street Global Advisors
  Large Cap Value . . . . .                                         T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                        Independence Investment Associates, Inc.
  Mid Cap Value . . . . . .                                         Neuberger Berman, LLC
  Mid Cap Growth . . . . . .                                        Janus Capital Corporation
  Real Estate Equity . . . .                                        Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                        Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                         Wellington Management Company, LLP
  Small Cap Value . . . . .                                         INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .        John Hancock Advisers, Inc.
  Global Balanced . . . . .                                         Brinson Partners, Inc.
  International Equity Index . . . . . . . . . . . . . . . .        Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .       Rowe Price-Fleming International, Inc.
                                                                    Morgan Stanley Dean Witter Investment Management,
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .         Inc.
  Short-Term Bond . . . . .                                         Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                        Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .        John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .        J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                         Wellington Management Company, LLP
                                                                    John Hancock Life Insurance Company
  Money Market . . . . . . .
  Brandes International Equity. . . . . . . . . . . . . . .         Brandes Investment Partners, L.P.
  Turner Core Growth. . . .                                         Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .        Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity. . . . . . . . . . . . . . .         The Clifton Group
-----------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the
Trusts are referred to as "funds".   In the prospectuses for the Trusts, the
investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *




                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 87.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                               BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can you invest money in the policy?. . . . .                   5
 .Is there a minimum amount you must invest?. . .                    6
 .How will the value of your investment in the policy                8
change over time?. . . . . . . . . . . . . . . .
 .What charges will we deduct from your investment in the            9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from your investment          11
in the policy?. . . . . . . . . . . . . . . . . .
 .What other charges can we impose in the future?.                  13
 .How can you change your policy's investment allocations?          14
 .How can you access your investment in the policy?                 15
 .How much will we pay when the insured person dies?                16
 .Can you add additional benefit riders?. . . . .                   18
 .How can you change your policy's insurance coverage?              20
 .Can you cancel your policy after it's issued?. .                  21
 .Can you choose the form in which we pay out policy                21
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can we vary the terms and conditions of
 the                             policies in particular
 cases?. . . . . . . . . . . . . . . . . . . . .                   17
 .How will your policy be treated for income tax purposes?          22
 .How do you communicate with us?. . . . . . . . .                  23

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 16). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

  Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The
                                     -------
  cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 16).

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .050% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .60%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
 --------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
 ----------------------
  Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------

      1-5                       100%

      6                         80%

      7                         70%

      8                         60%

      9                         40%

    10                          20%

    11 and later                0%

 The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                         Investment  Distribution and  Other Operating  Total Fund  Other Operating
                                                         Management      Service        Expenses With   Operating    Expenses Absent

Fund Name                                                    Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                                ----------  ----------------  ---------------  ----------  ----------------

JOHN HANCOCK VARIABLE SERIES TRUST I    (NOTE 1):
Managed. . . . . . . . .                                   0.32%           N/A              0.03%         0.35%          0.03%
Growth & Income . . . . .                                  0.25%           N/A              0.03%         0.28%          0.03%
Equity Index . . . . . .                                   0.14%           N/A              0.00%         0.14%          0.08%
Large Cap Value . . . . .                                  0.74%           N/A              0.10%         0.84%          0.11%
Large Cap Growth . . . .                                   0.36%           N/A              0.03%         0.39%          0.03%
Mid Cap Value . . . . . .                                  0.80%           N/A              0.10%         0.90%          0.12%
JOHN HANCOCK VARIABLE SERIES TRUST I    (NOTE 1) -
 CONTINUED:
Mid Cap Growth . . . . .                                   0.82%           N/A              0.10%         0.92%          0.11%
Real Estate Equity . . .                                   0.60%           N/A              0.10%         0.70%          0.10%
Small/Mid Cap CORE . . .                                   0.80%           N/A              0.10%         0.90%          0.66%
Small/Mid Cap Growth . .                                   0.75%           N/A              0.10%         0.85%          0.10%
Small Cap Value . . . . .                                  0.80%           N/A              0.10%         0.90%          0.16%
Small Cap Growth . . . .                                   0.75%           N/A              0.10%         0.85%          0.14%
Global Balanced * . . . .                                  0.85%           N/A              0.10%         0.95%          0.46%
International Equity Index                                 0.16%           N/A              0.10%         0.26%          0.22%
International Opportunities                                0.87%           N/A              0.10%         0.97%          0.29%
Emerging Markets Equity .                                  1.27%           N/A              0.10%         1.37%          2.17%
Short-Term Bond . . . . .                                  0.30%           N/A              0.10%         0.40%          0.13%
Bond Index . . . . . . .                                   0.15%           N/A              0.10%         0.25%          0.20%
Active Bond * . . . . . .                                  0.25%           N/A              0.03%         0.28%          0.03%
Global Bond . . . . . . .                                  0.69%           N/A              0.10%         0.79%          0.15%
High Yield Bond . . . . .                                  0.65%           N/A              0.10%         0.75%          0.39%
Money Market . . . . . .                                   0.25%           N/A              0.06%         0.31%          0.06%


M FUND, INC. (NOTE 5):
Brandes International Equity . . . . . . . . . . . . .     0.96%           N/A              0.25%         1.21%          0.97%
Turner Core Growth . . . . . . . . . . . . . . . . . .     0.45%           N/A              0.25%         0.70%          0.95%
Frontier Capital Appreciation  . . . . . . . . . . . .     0.90%           N/A              0.25%         1.15%          0.57%
Clifton Enhanced U.S. Equity** . . . . . . . . . . . .     0.55%           N/A              0.25%         0.80%          1.08%

 NOTES TO FUND EXPENSE TABLE


  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

  * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

   (2) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".

 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years

(see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

 CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 40). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled,
  as defined in the rider, prior to age 60.   If the insured person becomes
  totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the
  Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

 Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

 We determine a maximum amount of death benefit that we will advance for each
month of qualification.   This amount, called the "Maximum Monthly Benefit" is
based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

 We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

 If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account
described on page 14 will continue to apply.)   Benefits under this rider do not
reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

 In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 40.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative.

Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net
annual rates of return would be           -.79%, 5.16% and 11.12%. Investment
return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of
                                                -
the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

  With respect to fees and expenses deducted from assets of the Trusts, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other operating expenses of the Trusts equivalent to an effective annual rate of 0.13%. These rates are the arithmetic average for all funds of the Trusts that are available as investment options under this prospectus. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   243   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       662       736        814         0         0          54
   3           2,516      100,000   100,000   100,000     1,091     1,241      1,404       331       481         644
   4           3,439      100,000   100,000   100,000     1,503     1,758      2,045       743       998       1,285
   5           4,409      100,000   100,000   100,000     1,896     2,285      2,740     1,136     1,525       1,980
   6           5,428      100,000   100,000   100,000     2,271     2,822      3,494     1,663     2,214       2,886
   7           6,497      100,000   100,000   100,000     2,623     3,368      4,311     2,091     2,836       3,779
   8           7,620      100,000   100,000   100,000     2,955     3,922      5,198     2,499     3,466       4,742
   9           8,799      100,000   100,000   100,000     3,264     4,482      6,159     2,960     4,178       5,855
  10          10,037      100,000   100,000   100,000     3,548     5,049      7,203     3,396     4,897       7,051
  11          11,337      100,000   100,000   100,000     3,843     5,661      8,384     3,843     5,661       8,384
  12          12,702      100,000   100,000   100,000     4,115     6,285      9,677     4,115     6,285       9,677
  13          14,135      100,000   100,000   100,000     4,361     6,917     11,089     4,361     6,917      11,089
  14          15,640      100,000   100,000   100,000     4,580     7,556     12,635     4,580     7,556      12,635
  15          17,220      100,000   100,000   100,000     4,770     8,201     14,327     4,770     8,201      14,327
  16          18,879      100,000   100,000   100,000     4,987     8,910     16,237     4,987     8,910      16,237
  17          20,621      100,000   100,000   100,000     5,163     9,616     18,325     5,163     9,616      18,325
  18          22,450      100,000   100,000   100,000     5,286    10,310     20,603     5,286    10,310      20,603
  19          24,370      100,000   100,000   100,000     5,353    10,987     23,092     5,353    10,987      23,092
  20          26,387      100,000   100,000   100,000     5,365    11,650     25,821     5,365    11,650      25,821
  25          38,086      100,000   100,000   100,000     4,865    14,994     44,538     4,865    14,994      44,538
  30          53,018      100,000   100,000   100,000     3,345    18,428     76,669     3,345    18,428      76,669
  35          72,076           **   100,000   151,169        **    20,991    131,451        **    20,991     131,451
  40          96,398           **   100,000   233,540        **    20,895    222,419        **    20,895     222,419
  45         127,441           **   100,000   393,150        **    15,196    374,429        **    15,196     374,429



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,306       250       392         546
   4           3,439      100,000   100,000   100,000     1,393     1,633      1,904       633       873       1,144
   5           4,409      100,000   100,000   100,000     1,756     2,121      2,549       996     1,361       1,789
   6           5,428      100,000   100,000   100,000     2,101     2,617      3,246     1,493     2,009       2,638
   7           6,497      100,000   100,000   100,000     2,423     3,116      3,997     1,891     2,584       3,465
   8           7,620      100,000   100,000   100,000     2,723     3,621      4,808     2,267     3,165       4,352
   9           8,799      100,000   100,000   100,000     2,998     4,127      5,682     2,694     3,823       5,378
  10          10,037      100,000   100,000   100,000     3,250     4,636      6,627     3,098     4,484       6,475
  11          11,337      100,000   100,000   100,000     3,474     5,144      7,646     3,474     5,144       7,646
  12          12,702      100,000   100,000   100,000     3,669     5,648      8,746     3,669     5,648       8,746
  13          14,135      100,000   100,000   100,000     3,834     6,148      9,935     3,834     6,148       9,935
  14          15,640      100,000   100,000   100,000     3,968     6,642     11,219     3,968     6,642      11,219
  15          17,220      100,000   100,000   100,000     4,066     7,125     12,607     4,066     7,125      12,607
  16          18,879      100,000   100,000   100,000     4,129     7,596     14,109     4,129     7,596      14,109
  17          20,621      100,000   100,000   100,000     4,148     8,047     15,731     4,148     8,047      15,731
  18          22,450      100,000   100,000   100,000     4,119     8,472     17,482     4,119     8,472      17,482
  19          24,370      100,000   100,000   100,000     4,036     8,864     19,373     4,036     8,864      19,373
  20          26,387      100,000   100,000   100,000     3,890     9,214     21,413     3,890     9,214      21,413
  25          38,086      100,000   100,000   100,000     2,000    10,019     34,407     2,000    10,019      34,407
  30          53,018           **   100,000   100,000        **     7,932     54,267        **     7,932      54,267
  35          72,076           **        **   100,000        **        **     86,892        **        **      86,892
  40          96,398           **        **   148,612        **        **    141,535        **        **     141,535
  45         127,441           **        **   240,519        **        **    229,066        **        **     229,066




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,216  $100,243  $100,269    $  216   $   243   $    269    $    0   $     0    $      0
   2           1,636      100,660   100,734   100,811       660       734        811         0         0          51
   3           2,516      101,087   101,236   101,399     1,087     1,236      1,399       327       476         639
   4           3,439      101,495   101,749   102,035     1,495     1,749      2,035       735       989       1,275
   5           4,409      101,884   102,270   102,722     1,884     2,270      2,722     1,124     1,510       1,962
   6           5,428      102,254   102,800   103,466     2,254     2,800      3,466     1,646     2,192       2,858
   7           6,497      102,600   103,336   104,269     2,600     3,336      4,269     2,068     2,804       3,737
   8           7,620      102,924   103,878   105,137     2,924     3,878      5,137     2,468     3,422       4,681
   9           8,799      103,223   104,423   106,075     3,223     4,423      6,075     2,919     4,119       5,771
  10          10,037      103,496   104,971   107,087     3,496     4,971      7,087     3,344     4,819       6,935
  11          11,337      103,778   105,561   108,228     3,778     5,561      8,228     3,778     5,561       8,228
  12          12,702      104,036   106,157   109,469     4,036     6,157      9,469     4,036     6,157       9,469
  13          14,135      104,266   106,756   110,816     4,266     6,756     10,816     4,266     6,756      10,816
  14          15,640      104,467   107,356   112,280     4,467     7,356     12,280     4,467     7,356      12,280
  15          17,220      104,636   107,955   113,871     4,636     7,955     13,871     4,636     7,955      13,871
  16          18,879      104,834   108,614   115,666     4,834     8,614     15,666     4,834     8,614      15,666
  17          20,621      104,987   109,262   117,609     4,987     9,262     17,609     4,987     9,262      17,609
  18          22,450      105,085   109,886   119,706     5,085     9,886     19,706     5,085     9,886      19,706
  19          24,370      105,122   110,480   121,967     5,122    10,480     21,967     5,122    10,480      21,967
  20          26,387      105,102   111,043   124,412     5,102    11,043     24,412     5,102    11,043      24,412
  25          38,086      104,415   113,653   140,530     4,415    13,653     40,530     4,415    13,653      40,530
  30          53,018      102,704   115,795   166,277     2,704    15,795     66,277     2,704    15,795      66,277
  35          72,076            0   116,046   206,630         0    16,046    106,630         0    16,046     106,630
  40          96,398            0   111,942   269,235         0    11,942    169,235         0    11,942     169,235
  45         127,441            0   100,246   366,785         0       246    266,785         0       246     266,785



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,190  $100,215  $100,241    $  190    $  215    $   241    $    0    $    0     $     0
   2           1,636      100,607   100,677   100,751       607       677        751         0         0           0
   3           2,516      101,005   101,147   101,301     1,005     1,147      1,301       245       387         541
   4           3,439      101,386   101,624   101,894     1,386     1,624      1,894       626       864       1,134
   5           4,409      101,745   102,107   102,532     1,745     2,107      2,532       985     1,347       1,772
   6           5,428      102,085   102,596   103,219     2,085     2,596      3,219     1,477     1,988       2,611
   7           6,497      102,401   103,087   103,957     2,401     3,087      3,957     1,869     2,555       3,425
   8           7,620      102,694   103,580   104,751     2,694     3,580      4,751     2,238     3,124       4,295
   9           8,799      102,960   104,072   105,603     2,960     4,072      5,603     2,656     3,768       5,299
  10          10,037      103,202   104,564   106,519     3,202     4,564      6,519     3,050     4,412       6,367
  11          11,337      103,415   105,051   107,502     3,415     5,051      7,502     3,415     5,051       7,502
  12          12,702      103,597   105,531   108,555     3,597     5,531      8,555     3,597     5,531       8,555
  13          14,135      103,748   106,001   109,684     3,748     6,001      9,684     3,748     6,001       9,684
  14          15,640      103,865   106,459   110,895     3,865     6,459     10,895     3,865     6,459      10,895
  15          17,220      103,946   106,901   112,192     3,946     6,901     12,192     3,946     6,901      12,192
  16          18,879      103,988   107,324   113,581     3,988     7,324     13,581     3,988     7,324      13,581
  17          20,621      103,986   107,719   115,064     3,986     7,719     15,064     3,986     7,719      15,064
  18          22,450      103,934   108,078   116,643     3,934     8,078     16,643     3,934     8,078      16,643
  19          24,370      103,826   108,395   118,323     3,826     8,395     18,323     3,826     8,395      18,323
  20          26,387      103,653   108,657   120,102     3,653     8,657     20,102     3,653     8,657      20,102
  25          38,086      101,628   108,799   130,600     1,628     8,799     30,600     1,628     8,799      30,600
  30          53,018           **   105,604   143,744        **     5,604     43,744        **     5,604      43,744
  35          72,076           **        **   158,313        **        **     58,313        **        **      58,313
  40          96,398           **        **   170,697        **        **     70,697        **        **      70,697
  45         127,441           **        **   171,584        **        **     71,584        **        **      71,584



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   243   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000    $  662   $   736   $    814         0         0          54
   3           2,516      100,000   100,000   100,000    $1,091   $ 1,241   $  1,404       331       481         644
   4           3,439      100,000   100,000   100,000    $1,503   $ 1,758   $  2,045       743       998       1,285
   5           4,409      100,000   100,000   100,000    $1,896   $ 2,285   $  2,740     1,136     1,525       1,980
   6           5,428      100,000   100,000   100,000    $2,271   $ 2,822   $  3,494     1,663     2,214       2,886
   7           6,497      100,000   100,000   100,000    $2,623   $ 3,368   $  4,311     2,091     2,836       3,779
   8           7,620      100,000   100,000   100,000    $2,955   $ 3,922   $  5,198     2,499     3,466       4,742
   9           8,799      100,000   100,000   100,000    $3,264   $ 4,482   $  6,159     2,960     4,178       5,855
  10          10,037      100,000   100,000   100,000    $3,548   $ 5,049   $  7,203     3,396     4,897       7,051
  11          11,337      100,000   100,000   100,000    $3,843   $ 5,661   $  8,384     3,843     5,661       8,384
  12          12,702      100,000   100,000   100,000    $4,115   $ 6,285   $  9,677     4,115     6,285       9,677
  13          14,135      100,000   100,000   100,000    $4,361   $ 6,917   $ 11,089     4,361     6,917      11,089
  14          15,640      100,000   100,000   100,000    $4,580   $ 7,556   $ 12,635     4,580     7,556      12,635
  15          17,220      100,000   100,000   100,000    $4,770   $ 8,201   $ 14,327     4,770     8,201      14,327
  16          18,879      100,000   100,000   100,000    $4,987   $ 8,910   $ 16,237     4,987     8,910      16,237
  17          20,621      100,000   100,000   100,000    $5,163   $ 9,616   $ 18,325     5,163     9,616      18,325
  18          22,450      100,000   100,000   100,000    $5,286   $10,310   $ 20,603     5,286    10,310      20,603
  19          24,370      100,000   100,000   100,000    $5,353   $10,987   $ 23,092     5,353    10,987      23,092
  20          26,387      100,000   100,000   100,000    $5,365   $11,650   $ 25,821     5,365    11,650      25,821
  25          38,086      100,000   100,000   100,000    $4,865   $14,994   $ 44,538     4,865    14,994      44,538
  30          53,018      100,000   100,000   129,403    $3,345   $18,428   $ 76,030     3,345    18,428      76,030
  35          72,076            0   100,000   191,514         0   $20,991   $126,529         0    20,991     126,529
  40          96,398            0   100,000   282,579    $    0   $20,895   $206,443         0    20,895     206,443
  45         127,441            0   100,000   419,858    $    0   $15,196   $332,534         0    15,196     332,534



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000    $  609   $   679   $    753         0         0           0
   3           2,516      100,000   100,000   100,000    $1,010   $ 1,152   $  1,306       250       392         546
   4           3,439      100,000   100,000   100,000    $1,393   $ 1,633   $  1,904       633       873       1,144
   5           4,409      100,000   100,000   100,000    $1,756   $ 2,121   $  2,549       996     1,361       1,789
   6           5,428      100,000   100,000   100,000    $2,101   $ 2,617   $  3,246     1,493     2,009       2,638
   7           6,497      100,000   100,000   100,000    $2,423   $ 3,116   $  3,997     1,891     2,584       3,465
   8           7,620      100,000   100,000   100,000    $2,723   $ 3,621   $  4,808     2,267     3,165       4,352
   9           8,799      100,000   100,000   100,000    $2,998   $ 4,127   $  5,682     2,694     3,823       5,378
  10          10,037      100,000   100,000   100,000    $3,250   $ 4,636   $  6,627     3,098     4,484       6,475
  11          11,337      100,000   100,000   100,000    $3,474   $ 5,144   $  7,646     3,474     5,144       7,646
  12          12,702      100,000   100,000   100,000    $3,669   $ 5,648   $  8,746     3,669     5,648       8,746
  13          14,135      100,000   100,000   100,000    $3,834   $ 6,148   $  9,935     3,834     6,148       9,935
  14          15,640      100,000   100,000   100,000    $3,968   $ 6,642   $ 11,219     3,968     6,642      11,219
  15          17,220      100,000   100,000   100,000    $4,066   $ 7,125   $ 12,607     4,066     7,125      12,607
  16          18,879      100,000   100,000   100,000    $4,129   $ 7,596   $ 14,109     4,129     7,596      14,109
  17          20,621      100,000   100,000   100,000    $4,148   $ 8,047   $ 15,731     4,148     8,047      15,731
  18          22,450      100,000   100,000   100,000    $4,119   $ 8,472   $ 17,482     4,119     8,472      17,482
  19          24,370      100,000   100,000   100,000    $4,036   $ 8,864   $ 19,373     4,036     8,864      19,373
  20          26,387      100,000   100,000   100,000    $3,890   $ 9,214   $ 21,413     3,890     9,214      21,413
  25          38,086      100,000   100,000   100,000    $2,000   $10,019   $ 34,407     2,000    10,019      34,407
  30          53,018           **   100,000   100,000        **   $ 7,932   $ 54,267        **     7,932      54,267
  35          72,076           **        **   128,431        **        **   $ 84,851        **        **      84,851
  40          96,398           **        **   175,743        **        **   $128,392        **        **     128,392
  45         127,441           **        **   237,924        **        **   $188,440        **        **     188,440



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us ...........................                      33
How we support the policy and investment options                   33
Procedures for issuance of a policy.........                       34
Basic Sum Insured vs. Additional Sum Insured                       35
Commencement of investment performance......                       35
How we process certain policy transactions..                       36
Effects of policy loans.....................                       37
Additional information about how certain policy charges            38
work........................................
How we market the policies..................                       39
Tax considerations..........................                       40
Reports that you will receive...............                       42
Voting privileges that you will have........                       42
Changes that we can make as to your policy..                       42
Adjustments we make to death benefits.......                       43
When we pay policy proceeds.................                       43
Other details about exercising rights and paying benefits          44
Legal matters...............................                       44
Registration statement filed with the SEC...                       44
Accounting and actuarial experts............                       44
Financial statements of JHVLICO and the Account                    44
List of our Directors and Executive Officers of JHVLICO            45

 DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, and 3% of any additional premium paid in the first policy year and thereafter. In addition, a "trail" commission is payable at the end of policy year 5 and annually each year thereafter equal to .15% of that portion of account value allocated to the variable investment options for the applicable policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

  Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 19, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under

Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trusts failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trusts, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and has been included in reliance on their report given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer, and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $++         $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                          Page
Account...................................................................    33
account value.............................................................     9
Additional Sum Insured....................................................    16
asset - based charge......................................................     9
asset rebalancing.........................................................    15
attained age..............................................................    10
Basic Sum Insured.........................................................    16
beneficiary...............................................................    44
business day..............................................................    34
changing Option A or B....................................................    20
changing the Total Sum Insured............................................    20
charges...................................................................     9
Code......................................................................    40
cost of insurance rates...................................................     9
date of issue.............................................................    35
death benefit.............................................................     5
deductions................................................................     9
dollar cost averaging.....................................................    14
expenses of the Trusts....................................................    11
fixed investment option...................................................    34
full surrender............................................................    15
fund......................................................................     2
grace period..............................................................     8
guaranteed death benefit feature..........................................     7
Guaranteed Death Benefit Premium..........................................     7
insurance charge..........................................................     9
insured person............................................................     5
investment options........................................................     1
JHVLICO...................................................................    33
lapse.....................................................................     7
loan......................................................................    16
loan interest.............................................................    16
Maximum Monthly Benefit...................................................    19
maximum premiums..........................................................     6
Minimum Initial Premium...................................................    34
minimum insurance amount..................................................    17
minimum premiums..........................................................     6
modified endowment........................................................    40
monthly deduction date....................................................    34
Option A; Option B........................................................    17
optional benefits.........................................................    10
owner.....................................................................     5
partial withdrawal........................................................    15
partial withdrawal charge.................................................    11
payment options...........................................................    14
Planned Premium...........................................................     6
policy anniversary........................................................    35
policy year...............................................................    35
premium; premium payment..................................................     5
prospectus................................................................     2
receive; receipt..........................................................    23
reinstate; reinstatement..................................................     8
sales charges.............................................................     9
SEC.......................................................................     2
Separate Account U........................................................    33
Servicing Office..........................................................     2
special loan account......................................................    16
subaccount................................................................    33
surrender.................................................................     5
surrender value...........................................................    15
Target Premium............................................................     9
tax considerations........................................................    40
telephone transactions....................................................    23
Total Sum Insured.........................................................    16
transfers of account value................................................    14
Trust.....................................................................     2
variable investment options...............................................     1
we; us....................................................................    33
withdrawal................................................................    15
withdrawal charges........................................................    11
you; your.................................................................     5

                           PROSPECTUS DATED MAY 1, 2000

                       MEDALLION VARIABLE UNIVERSAL LIFE II

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
---------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . .. . . . . . . . . . . . . . . . . .       Independence Investment Associates, Inc.
  Growth & Income . . . .                                         Independence Investment Associates, Inc.
  Equity Index . . . . .                                          State Street Global Advisors
  Large Cap Value . . . .                                         T. Rowe Price Associates, Inc.
  Large Cap Growth . . .                                          Independence Investment Associates, Inc.
  Mid Cap Value . . . . .                                         Neuberger Berman, LLC
  Mid Cap Growth . . . .                                          Janus Capital Corporation
  Real Estate Equity . .                                          Independence Investment Associates, Inc.
  Small/Mid Cap CORE . .                                          Goldman Sachs Asset Management
  Small/Mid Cap Growth.                                           Wellington Management Company, LLP
  Small Cap Value . . . .                                         INVESCO Management & Research, Inc.
  Small Cap Growth . . .  . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Global Balanced . . . .                                         Brinson Partners, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment Management,
  Emerging Markets Equity . . . . . . . . . . . . . . . . . .      Inc.
  Short-Term Bond . . . .                                         Independence Investment Associates, Inc.
  Bond Index . . . . . .                                          Mellon Bond Associates, LLP
  Active Bond . . . . . . . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . . . . . . . . . . . . . . .     J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . .                                         Wellington Management Company, LLP
  Money Market . . . . .                                          John Hancock Life Insurance Company
---------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds").

  The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust. The Trust prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 87.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectus for the Trust begins.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can you invest money in the policy?. . . . .                   5
 .Is there a minimum amount you must invest?. . .                    6
 .How will the value of your investment in the policy                8
change over time?. . . . . . . . . . . . . . . .
 .What charges will we deduct from your investment in the            9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from your investment           11
in the policy?. . . . . . . . . . . . . . . . . .
 .What other charges can we impose in the future?.                  13
 .How can you change your policy's investment allocations?          14
 .How can you access your investment in the policy?                 15
 .How much will we pay when the insured person dies?                16
 .Can you add additional benefit riders?. . . . .                   18
 .How can you change your policy's insurance coverage?              20
 .Can you cancel your policy after it's issued?. .                  21
 .Can you choose the form in which we pay out policy                21
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can we vary the terms and conditions of
 the                             policies in particular
 cases?. . . . . . . . . . . . . . . . . . . . .                   17
 .How will your policy be treated for income tax purposes?          22
 .How do you communicate with us?. . . . . . . . .                  23

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 16). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

  Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The
                                     -------
  cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 16).

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .050% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .60%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
 --------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
 ----------------------
  Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------

      1-5                       100%

      6                         80%

      7                         70%

      8                         60%

      9                         40%

    10                          20%

    11 and later                0%

 The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed. . . . . . . . .                    0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . .                   0.25%           N/A              0.03%         0.28%           0.03%
Equity Index . . . . . .                    0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . .                   0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth . . . .                    0.36%           N/A              0.03%         0.39%           0.03%
Mid Cap Value . . . . . .                   0.80%           N/A              0.10%         0.90%           0.12%
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1) - CONTINUED:
Mid Cap Growth . . . . .                    0.82%           N/A              0.10%         0.92%           0.11%
Real Estate Equity . . .                    0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE . . .                    0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth . .                    0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . .                   0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth . . . .                    0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . .                   0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index                  0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities                 0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity .                   1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . .                   0.30%           N/A              0.10%         0.40%           0.13%
Bond Index . . . . . . .                    0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . .                   0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . .                   0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . .                   0.65%           N/A              0.10%         0.75%           0.39%
Money Market . . . . . .                    0.25%           N/A              0.06%         0.31%           0.06%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

  * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

 CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 40). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled,
  as defined in the rider, prior to age 60.   If the insured person becomes
  totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the
  Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

 Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

 We determine a maximum amount of death benefit that we will advance for each
month of qualification.   This amount, called the "Maximum Monthly Benefit" is
based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

 We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

 If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account described on page 14 will continue to apply.)
  Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

 In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 40.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net
annual rates of return would be           -.77%, 5.18% and 11.14%. Investment
return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

  With respect to fees and expenses deducted from assets of the Trust, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other operating expenses of the Trust equivalent to an effective annual rate of 0.11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  274   $   303   $    332    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       767       850        937         7        90         177
   3           2,516      100,000   100,000   100,000     1,239     1,407      1,590       479       647         830
   4           3,439      100,000   100,000   100,000     1,692     1,977      2,298       932     1,217       1,538
   5           4,409      100,000   100,000   100,000     2,124     2,558      3,066     1,364     1,798       2,306
   6           5,428      100,000   100,000   100,000     2,536     3,151      3,900     1,928     2,543       3,292
   7           6,497      100,000   100,000   100,000     2,930     3,758      4,809     2,398     3,226       4,277
   8           7,620      100,000   100,000   100,000     3,304     4,380      5,800     2,848     3,924       5,344
   9           8,799      100,000   100,000   100,000     3,660     5,016      6,883     3,356     4,712       6,579
  10          10,037      100,000   100,000   100,000     3,997     5,669      8,068     3,845     5,517       7,916
  11          11,337      100,000   100,000   100,000     4,355     6,382      9,417     4,355     6,382       9,417
  12          12,702      100,000   100,000   100,000     4,695     7,118     10,901     4,695     7,118      10,901
  13          14,135      100,000   100,000   100,000     5,019     7,878     12,537     5,019     7,878      12,537
  14          15,640      100,000   100,000   100,000     5,330     8,667     14,345     5,330     8,667      14,345
  15          17,220      100,000   100,000   100,000     5,632     9,490     16,348     5,632     9,490      16,348
  16          18,879      100,000   100,000   100,000     5,929    10,354     18,574     5,929    10,354      18,574
  17          20,621      100,000   100,000   100,000     6,174    11,214     21,003     6,174    11,214      21,003
  18          22,450      100,000   100,000   100,000     6,385    12,088     23,679     6,385    12,088      23,679
  19          24,370      100,000   100,000   100,000     6,558    12,975     26,627     6,558    12,975      26,627
  20          26,387      100,000   100,000   100,000     6,700    13,882     29,888     6,700    13,882      29,888
  25          38,086      100,000   100,000   100,000     6,842    18,667     52,322     6,842    18,667      52,322
  30          53,018      100,000   100,000   109,126     6,244    24,274     90,938     6,244    24,274      90,938
  35          72,076           **   100,000   179,385     4,418    30,640    155,987     4,418    30,640     155,987
  40          96,398           **   100,000   276,855        **    35,126    263,672        **    35,126     263,672
  45         127,441           **   100,000   466,188        **    37,880    443,988        **    37,880     443,988



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   100,633        **        **     87,507        **        **      87,507
  40          96,398           **        **   149,767        **        **    142,635        **        **     142,635
  45         127,441           **        **   242,572        **        **    231,021        **        **     231,021




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,217  $100,243  $100,269    $  217   $   243   $    269    $    0   $     0    $      0
   2           1,636      100,660   100,734   100,812       660       734        812         0         0          52
   3           2,516      101,087   101,237   101,399     1,087     1,237      1,399       327       477         639
   4           3,439      101,496   101,750   102,036     1,496     1,750      2,036       736       990       1,276
   5           4,409      101,885   102,272   102,724     1,885     2,272      2,724     1,125     1,512       1,964
   6           5,428      102,255   102,802   103,469     2,255     2,802      3,469     1,647     2,194       2,861
   7           6,497      102,602   103,339   104,273     2,602     3,339      4,273     2,070     2,807       3,741
   8           7,620      102,926   103,882   105,142     2,926     3,882      5,142     2,470     3,426       4,686
   9           8,799      103,226   104,428   106,081     3,226     4,428      6,081     2,922     4,124       5,777
  10          10,037      103,500   104,977   107,096     3,500     4,977      7,096     3,348     4,825       6,944
  11          11,337      103,783   105,568   108,239     3,783     5,568      8,239     3,783     5,568       8,239
  12          12,702      104,042   106,165   109,482     4,042     6,165      9,482     4,042     6,165       9,482
  13          14,135      104,273   106,766   110,833     4,273     6,766     10,833     4,273     6,766      10,833
  14          15,640      104,474   107,368   112,302     4,474     7,368     12,302     4,474     7,368      12,302
  15          17,220      104,645   107,970   113,897     4,645     7,970     13,897     4,645     7,970      13,897
  16          18,879      104,843   108,632   115,697     4,843     8,632     15,697     4,843     8,632      15,697
  17          20,621      104,997   109,282   117,648     4,997     9,282     17,648     4,997     9,282      17,648
  18          22,450      105,096   109,909   119,752     5,096     9,909     19,752     5,096     9,909      19,752
  19          24,370      105,134   110,506   122,022     5,134    10,506     22,022     5,134    10,506      22,022
  20          26,387      105,115   111,072   124,478     5,115    11,072     24,478     5,115    11,072      24,478
  25          38,086      104,433   113,704   140,677     4,433    13,704     40,677     4,433    13,704      40,677
  30          53,018      102,724   115,876   166,584     2,724    15,876     66,584     2,724    15,876      66,584
  35          72,076            0   116,166   207,244         0    16,166    107,244         0    16,166     107,244
  40          96,398            0   112,112   270,422         0    12,112    170,422         0    12,112     170,422
  45         127,441            0   100,471   369,026         0       471    269,026         0       471     269,026



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,190  $100,216  $100,241    $  190    $  216    $   241    $    0    $    0     $     0
   2           1,636      100,607   100,677   100,751       607       677        751         0         0           0
   3           2,516      101,006   101,147   101,301     1,006     1,147      1,301       246       387         541
   4           3,439      101,386   101,625   101,895     1,386     1,625      1,895       626       865       1,135
   5           4,409      101,747   102,109   102,533     1,747     2,109      2,533       987     1,349       1,773
   6           5,428      102,086   102,598   103,221     2,086     2,598      3,221     1,478     1,990       2,613
   7           6,497      102,403   103,090   103,961     2,403     3,090      3,961     1,871     2,558       3,429
   8           7,620      102,696   103,584   104,756     2,696     3,584      4,756     2,240     3,128       4,300
   9           8,799      102,963   104,077   105,609     2,963     4,077      5,609     2,659     3,773       5,305
  10          10,037      103,206   104,570   106,527     3,206     4,570      6,527     3,054     4,418       6,375
  11          11,337      103,419   105,058   107,511     3,419     5,058      7,511     3,419     5,058       7,511
  12          12,702      103,602   105,539   108,567     3,602     5,539      8,567     3,602     5,539       8,567
  13          14,135      103,754   106,010   109,699     3,754     6,010      9,699     3,754     6,010       9,699
  14          15,640      103,871   106,470   110,914     3,871     6,470     10,914     3,871     6,470      10,914
  15          17,220      103,953   106,914   112,215     3,953     6,914     12,215     3,953     6,914      12,215
  16          18,879      103,996   107,339   113,609     3,996     7,339     13,609     3,996     7,339      13,609
  17          20,621      103,995   107,736   115,098     3,995     7,736     15,098     3,995     7,736      15,098
  18          22,450      103,943   108,098   116,683     3,943     8,098     16,683     3,943     8,098      16,683
  19          24,370      103,836   108,418   118,370     3,836     8,418     18,370     3,836     8,418      18,370
  20          26,387      103,664   108,682   120,157     3,664     8,682     20,157     3,664     8,682      20,157
  25          38,086      101,641   108,839   130,719     1,641     8,839     30,719     1,641     8,839      30,719
  30          53,018           **   105,662   143,980        **     5,662     43,980        **     5,662      43,980
  35          72,076           **        **   158,754        **        **     58,754        **        **      58,754
  40          96,398           **        **   171,485        **        **     71,485        **        **      71,485
  45         127,441           **        **   172,946        **        **     72,946        **        **      72,946



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   244   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       662       736        814         0         0          54
   3           2,516      100,000   100,000   100,000     1,091     1,241      1,405       331       481         645
   4           3,439      100,000   100,000   100,000     1,504     1,759      2,046       744       999       1,286
   5           4,409      100,000   100,000   100,000     1,897     2,286      2,742     1,137     1,526       1,982
   6           5,428      100,000   100,000   100,000     2,272     2,824      3,497     1,664     2,216       2,889
   7           6,497      100,000   100,000   100,000     2,626     3,370      4,315     2,094     2,838       3,783
   8           7,620      100,000   100,000   100,000     2,958     3,925      5,203     2,502     3,469       4,747
   9           8,799      100,000   100,000   100,000     3,267     4,487      6,166     2,963     4,183       5,862
  10          10,037      100,000   100,000   100,000     3,552     5,055      7,212     3,400     4,903       7,060
  11          11,337      100,000   100,000   100,000     3,848     5,669      8,396     3,848     5,669       8,396
  12          12,702      100,000   100,000   100,000     4,121     6,294      9,691     4,121     6,294       9,691
  13          14,135      100,000   100,000   100,000     4,368     6,928     11,107     4,368     6,928      11,107
  14          15,640      100,000   100,000   100,000     4,588     7,569     12,657     4,588     7,569      12,657
  15          17,220      100,000   100,000   100,000     4,779     8,217     14,354     4,779     8,217      14,354
  16          18,879      100,000   100,000   100,000     4,997     8,927     16,270     4,997     8,927      16,270
  17          20,621      100,000   100,000   100,000     5,173     9,636     18,365     5,173     9,636      18,365
  18          22,450      100,000   100,000   100,000     5,298    10,333     20,651     5,298    10,333      20,651
  19          24,370      100,000   100,000   100,000     5,366    11,014     23,150     5,366    11,014      23,150
  20          26,387      100,000   100,000   100,000     5,379    11,681     25,891     5,379    11,681      25,891
  25          38,086      100,000   100,000   100,000     4,884    15,049     44,699     4,884    15,049      44,699
  30          53,018      100,000   100,000   100,000     3,368    18,521     77,023     3,368    18,521      77,023
  35          72,076           **   100,000   151,986        **    21,140    132,161        **    21,140     132,161
  40          96,398           **   100,000   234,986        **    21,132    223,797        **    21,132     223,797
  45         127,441           **   100,000   395,910        **    15,576    377,057        **    15,576     377,057



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   129,217        **        **     85,370        **        **      85,370
  40          96,398           **        **   176,943        **        **    129,269        **        **     129,269
  45         127,441           **        **   239,730        **        **    189,870        **        **     189,870



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us ...........................                      33
How we support the policy and investment options                   33
Procedures for issuance of a policy.........                       34
Basic Sum Insured vs. Additional Sum Insured                       35
Commencement of investment performance......                       35
How we process certain policy transactions..                       36
Effects of policy loans.....................                       37
Additional information about how certain policy charges            38
work........................................
How we market the policies..................                       39
Tax considerations..........................                       40
Reports that you will receive...............                       42
Voting privileges that you will have........                       42
Changes that we can make as to your policy..                       42
Adjustments we make to death benefits.......                       43
When we pay policy proceeds.................                       43
Other details about exercising rights and paying benefits          44
Legal matters...............................                       44
Registration statement filed with the SEC...                       44
Accounting and actuarial experts............                       44
Financial statements of JHVLICO and the Account                    44
List of our Directors and Executive Officers of JHVLICO            45

 DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behlaf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, and 3% of any additional premium paid in the first policy year and thereafter. In addition, a "trail" commission is payable at the end of policy year 5 and annually each year thereafter equal to .15% of that portion of account value allocated to the variable investment options for the applicable policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

  Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 18, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under

Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and has been included in reliance on their report given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer, and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $     --    $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE            PAGE        KEY WORD OR PHRASE               PAGE
Account . . . . . . . . . .    33         monthly deduction date. . . . . . . 30
account value . . . . . . .     9         mortality and expense risk charge.. 10
Additional Sum Insured. . .    16         optional benefits. . . . . . . .  . 10
                                          options for death benefit . . . . . 14
asset - based charge. .        10         owner . . . . . . . . . . . . . . .  5
asset rebalancing . . . . .    14         partial withdrawal . . . . . . .  . 13
                                          partial withdrawal charge . . . . . 10
attained age. . . . . . . .    10         payment options . . . . . . . . . . 16
Basic Sum Insured . . . . .    16         Planned Premium . . . . . . . . . .  6
beneficiary . . . . . . . .    44         policy anniversary . . . . . . .  . 30
business day. . . . . . . .    34         policy year . . . . . . . . . . . . 30
changing Option A or B. . .    20         premium; premium payment . . . .  .  5
changing the Total Sum                    prospectus. . . . . . . . . . . . .  3
 Insured  . . . . . . . . .    20         receive; receipt . . . . . . . .  . 19
charges . . . . . . . . . .      9        reinstate; reinstatement . . . .  .  7
Code. . . . . . . . . . . .    40         sales charges . . . . . . . . . . .  9
cost of insurance rates . .      9        SEC . . . . . . . . . . . . . . . .  2
date of issue . . . . . . .    35         Separate Account . . . . . . . .  . 28
death benefit . . . . . . .      5        Servicing Office . . . . . . . .  .  2
deductions. . . . . . . . .      9        special loan account . . . . . .  . 14
dollar cost averaging . . .    14         subaccount . . . . . . . . .  . . . 28
expenses of the Trust . . .     11        surrender . . . . . . . . . . . . . 13
fixed investment option . .    34         surrender value . . .. . .. . . . . 13
full surrender. . . . . . .    15         Target Premium . . . . . . . . .  .  9
fund. . . . . . . . . . . .      2        tax considerations . . . . . . . .. 35
grace period. . . . . . . .      8        telephone transfers . . . . . . . . 19
guaranteed death benefit                  Total Sum Insured . . . . . . . . . 14
 feature. . . . . . . . . .      7        transfers of account value . . .  . 12
Guaranteed Death Benefit                  Trust . . . . . . . . . . . . . . .  2
 Premium. . . . . . . . . .      7        variable investment options . . . .  1
insurance charge. . . . . .      9        we; us . . . . . . . . . . . . .  . 28
insured person. . . . . . .      5        withdrawal . . . . . . . . . . .  . 13
investment options. . . . .      1        withdrawal charges . . . . . . .  . 10
JHVLICO . . . . . . . . . .    33         you; your . . . . . . . . . . . . .  5
lapse . . . . . . . . . . .      7
loan. . . . . . . . . . . .    15

loan interest . . . . . . .    16

Maximum Monthly Benefit.       19

maximum premiums. . . . . .      6

Minimum Initial Premium . .    34

minimum insurance amount. .    17



                           PROSPECTUS DATED MAY 1, 2000

                       MEDALLION VARIABLE UNIVERSAL LIFE II

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the
investment options of the Trusts are referred to as "funds".   In the
prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

              Express Delivery                   U.S. Mail
              529 Main Street                    P.O. Box 111
              Charlestown, MA 02129              Boston, MA 02117

              Phone: 1-800-732-5543
              Fax:   1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 87.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can you invest money in the policy?. . . . .                   5
 .Is there a minimum amount you must invest?. . .                    6
 .How will the value of your investment in the policy                8
change over time?. . . . . . . . . . . . . . . .
 .What charges will we deduct from your investment in the            9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from your investment          11
in the policy?. . . . . . . . . . . . . . . . . .
 .What other charges can we impose in the future?.                  13
 .How can you change your policy's investment allocations?          14
 .How can you access your investment in the policy?                 15
 .How much will we pay when the insured person dies?                16
 .Can you add additional benefit riders?. . . . .                   18
 .How can you change your policy's insurance coverage?              20
 .Can you cancel your policy after it's issued?. .                  21
 .Can you choose the form in which we pay out policy                21
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can we vary the terms and conditions of
 the                             policies in particular
 cases?. . . . . . . . . . . . . . . . . . . . .                   17
 .How will your policy be treated for income tax purposes?          22
 .How do you communicate with us?. . . . . . . . .                  23

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 126). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
 ----------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
 --------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

  Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The
                                     -------
  cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 16).

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .050% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .60%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
 --------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
 ----------------------
  Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
 -------------------------------------------
  policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------

      1-5                       100%

      6                         80%

      7                         70%

      8                         60%

      9                         40%

    10                          20%

    11 and later                0%

 The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed. . . . . . . . .                    0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . .                   0.25%           N/A              0.03%         0.28%           0.03%
Equity Index . . . . . .                    0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . .                   0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth . . . .                    0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth                 0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . .                   0.80%           N/A              0.10%         0.90%           0.12%
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1) - CONTINUED:
Mid Cap Growth . . . . .                    0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth                  0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity . . .                    0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE . . .                    0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth . .                    0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . .                   0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth . . . .                    0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . .                   0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index                  0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities                 0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity .                   1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . .                   0.30%           N/A              0.10%         0.40%           0.13%
Bond Index . . . . . . .                    0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . .                   0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . .                   0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . .                   0.65%           N/A              0.10%         0.75%           0.39%
Money Market . . . . . .                    0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value . . . . .                    0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . .                   0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)                  0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities          0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . .                   0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

  * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

   (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - -the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

 CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 40). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled,
  as defined in the rider, prior to age 60.   If the insured person becomes
  totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the
  Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

 Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

 We determine a maximum amount of death benefit that we will advance for each
month of qualification.   This amount, called the "Maximum Monthly Benefit" is
based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

 We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

 If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account described on page 14 will continue to apply.)
  Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in the policy and effect after a termination of rider benefits.

 In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 40.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net
annual rates of return would be           -.77%, 5.18% and 11.14%. Investment
return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of
                                                -
the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

  With respect to fees and expenses deducted from assets of the Trusts, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other operating expenses of the Trusts equivalent to an effective annual rate of 0.11%. These rates are the arithmetic average for all funds of the Trusts that are available as investment options under this prospectus. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  274   $   303   $    332    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       767       850        937         7        90         177
   3           2,516      100,000   100,000   100,000     1,239     1,407      1,590       479       647         830
   4           3,439      100,000   100,000   100,000     1,692     1,977      2,298       932     1,217       1,538
   5           4,409      100,000   100,000   100,000     2,124     2,558      3,066     1,364     1,798       2,306
   6           5,428      100,000   100,000   100,000     2,536     3,151      3,900     1,928     2,543       3,292
   7           6,497      100,000   100,000   100,000     2,930     3,758      4,809     2,398     3,226       4,277
   8           7,620      100,000   100,000   100,000     3,304     4,380      5,800     2,848     3,924       5,344
   9           8,799      100,000   100,000   100,000     3,660     5,016      6,883     3,356     4,712       6,579
  10          10,037      100,000   100,000   100,000     3,997     5,669      8,068     3,845     5,517       7,916
  11          11,337      100,000   100,000   100,000     4,355     6,382      9,417     4,355     6,382       9,417
  12          12,702      100,000   100,000   100,000     4,695     7,118     10,901     4,695     7,118      10,901
  13          14,135      100,000   100,000   100,000     5,019     7,878     12,537     5,019     7,878      12,537
  14          15,640      100,000   100,000   100,000     5,330     8,667     14,345     5,330     8,667      14,345
  15          17,220      100,000   100,000   100,000     5,632     9,490     16,348     5,632     9,490      16,348
  16          18,879      100,000   100,000   100,000     5,929    10,354     18,574     5,929    10,354      18,574
  17          20,621      100,000   100,000   100,000     6,174    11,214     21,003     6,174    11,214      21,003
  18          22,450      100,000   100,000   100,000     6,385    12,088     23,679     6,385    12,088      23,679
  19          24,370      100,000   100,000   100,000     6,558    12,975     26,627     6,558    12,975      26,627
  20          26,387      100,000   100,000   100,000     6,700    13,882     29,888     6,700    13,882      29,888
  25          38,086      100,000   100,000   100,000     6,842    18,667     52,322     6,842    18,667      52,322
  30          53,018      100,000   100,000   109,126     6,244    24,274     90,938     6,244    24,274      90,938
  35          72,076           **   100,000   179,385     4,418    30,640    155,987     4,418    30,640     155,987
  40          96,398           **   100,000   276,855        **    35,126    263,672        **    35,126     263,672
  45         127,441           **   100,000   466,188        **    37,880    443,988        **    37,880     443,988



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   100,633        **        **     87,507        **        **      87,507
  40          96,398           **        **   149,767        **        **    142,635        **        **     142,635
  45         127,441           **        **   242,572        **        **    231,021        **        **     231,021




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,217  $100,243  $100,269    $  217   $   243   $    269    $    0   $     0    $      0
   2           1,636      100,660   100,734   100,812       660       734        812         0         0          52
   3           2,516      101,087   101,237   101,399     1,087     1,237      1,399       327       477         639
   4           3,439      101,496   101,750   102,036     1,496     1,750      2,036       736       990       1,276
   5           4,409      101,885   102,272   102,724     1,885     2,272      2,724     1,125     1,512       1,964
   6           5,428      102,255   102,802   103,469     2,255     2,802      3,469     1,647     2,194       2,861
   7           6,497      102,602   103,339   104,273     2,602     3,339      4,273     2,070     2,807       3,741
   8           7,620      102,926   103,882   105,142     2,926     3,882      5,142     2,470     3,426       4,686
   9           8,799      103,226   104,428   106,081     3,226     4,428      6,081     2,922     4,124       5,777
  10          10,037      103,500   104,977   107,096     3,500     4,977      7,096     3,348     4,825       6,944
  11          11,337      103,783   105,568   108,239     3,783     5,568      8,239     3,783     5,568       8,239
  12          12,702      104,042   106,165   109,482     4,042     6,165      9,482     4,042     6,165       9,482
  13          14,135      104,273   106,766   110,833     4,273     6,766     10,833     4,273     6,766      10,833
  14          15,640      104,474   107,368   112,302     4,474     7,368     12,302     4,474     7,368      12,302
  15          17,220      104,645   107,970   113,897     4,645     7,970     13,897     4,645     7,970      13,897
  16          18,879      104,843   108,632   115,697     4,843     8,632     15,697     4,843     8,632      15,697
  17          20,621      104,997   109,282   117,648     4,997     9,282     17,648     4,997     9,282      17,648
  18          22,450      105,096   109,909   119,752     5,096     9,909     19,752     5,096     9,909      19,752
  19          24,370      105,134   110,506   122,022     5,134    10,506     22,022     5,134    10,506      22,022
  20          26,387      105,115   111,072   124,478     5,115    11,072     24,478     5,115    11,072      24,478
  25          38,086      104,433   113,704   140,677     4,433    13,704     40,677     4,433    13,704      40,677
  30          53,018      102,724   115,876   166,584     2,724    15,876     66,584     2,724    15,876      66,584
  35          72,076            0   116,166   207,244         0    16,166    107,244         0    16,166     107,244
  40          96,398            0   112,112   270,422         0    12,112    170,422         0    12,112     170,422
  45         127,441            0   100,471   369,026         0       471    269,026         0       471     269,026



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,190  $100,216  $100,241    $  190    $  216    $   241    $    0    $    0     $     0
   2           1,636      100,607   100,677   100,751       607       677        751         0         0           0
   3           2,516      101,006   101,147   101,301     1,006     1,147      1,301       246       387         541
   4           3,439      101,386   101,625   101,895     1,386     1,625      1,895       626       865       1,135
   5           4,409      101,747   102,109   102,533     1,747     2,109      2,533       987     1,349       1,773
   6           5,428      102,086   102,598   103,221     2,086     2,598      3,221     1,478     1,990       2,613
   7           6,497      102,403   103,090   103,961     2,403     3,090      3,961     1,871     2,558       3,429
   8           7,620      102,696   103,584   104,756     2,696     3,584      4,756     2,240     3,128       4,300
   9           8,799      102,963   104,077   105,609     2,963     4,077      5,609     2,659     3,773       5,305
  10          10,037      103,206   104,570   106,527     3,206     4,570      6,527     3,054     4,418       6,375
  11          11,337      103,419   105,058   107,511     3,419     5,058      7,511     3,419     5,058       7,511
  12          12,702      103,602   105,539   108,567     3,602     5,539      8,567     3,602     5,539       8,567
  13          14,135      103,754   106,010   109,699     3,754     6,010      9,699     3,754     6,010       9,699
  14          15,640      103,871   106,470   110,914     3,871     6,470     10,914     3,871     6,470      10,914
  15          17,220      103,953   106,914   112,215     3,953     6,914     12,215     3,953     6,914      12,215
  16          18,879      103,996   107,339   113,609     3,996     7,339     13,609     3,996     7,339      13,609
  17          20,621      103,995   107,736   115,098     3,995     7,736     15,098     3,995     7,736      15,098
  18          22,450      103,943   108,098   116,683     3,943     8,098     16,683     3,943     8,098      16,683
  19          24,370      103,836   108,418   118,370     3,836     8,418     18,370     3,836     8,418      18,370
  20          26,387      103,664   108,682   120,157     3,664     8,682     20,157     3,664     8,682      20,157
  25          38,086      101,641   108,839   130,719     1,641     8,839     30,719     1,641     8,839      30,719
  30          53,018           **   105,662   143,980        **     5,662     43,980        **     5,662      43,980
  35          72,076           **        **   158,754        **        **     58,754        **        **      58,754
  40          96,398           **        **   171,485        **        **     71,485        **        **      71,485
  45         127,441           **        **   172,946        **        **     72,946        **        **      72,946



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   244   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       662       736        814         0         0          54
   3           2,516      100,000   100,000   100,000     1,091     1,241      1,405       331       481         645
   4           3,439      100,000   100,000   100,000     1,504     1,759      2,046       744       999       1,286
   5           4,409      100,000   100,000   100,000     1,897     2,286      2,742     1,137     1,526       1,982
   6           5,428      100,000   100,000   100,000     2,272     2,824      3,497     1,664     2,216       2,889
   7           6,497      100,000   100,000   100,000     2,626     3,370      4,315     2,094     2,838       3,783
   8           7,620      100,000   100,000   100,000     2,958     3,925      5,203     2,502     3,469       4,747
   9           8,799      100,000   100,000   100,000     3,267     4,487      6,166     2,963     4,183       5,862
  10          10,037      100,000   100,000   100,000     3,552     5,055      7,212     3,400     4,903       7,060
  11          11,337      100,000   100,000   100,000     3,848     5,669      8,396     3,848     5,669       8,396
  12          12,702      100,000   100,000   100,000     4,121     6,294      9,691     4,121     6,294       9,691
  13          14,135      100,000   100,000   100,000     4,368     6,928     11,107     4,368     6,928      11,107
  14          15,640      100,000   100,000   100,000     4,588     7,569     12,657     4,588     7,569      12,657
  15          17,220      100,000   100,000   100,000     4,779     8,217     14,354     4,779     8,217      14,354
  16          18,879      100,000   100,000   100,000     4,997     8,927     16,270     4,997     8,927      16,270
  17          20,621      100,000   100,000   100,000     5,173     9,636     18,365     5,173     9,636      18,365
  18          22,450      100,000   100,000   100,000     5,298    10,333     20,651     5,298    10,333      20,651
  19          24,370      100,000   100,000   100,000     5,366    11,014     23,150     5,366    11,014      23,150
  20          26,387      100,000   100,000   100,000     5,379    11,681     25,891     5,379    11,681      25,891
  25          38,086      100,000   100,000   100,000     4,884    15,049     44,699     4,884    15,049      44,699
  30          53,018      100,000   100,000   100,000     3,368    18,521     77,023     3,368    18,521      77,023
  35          72,076           **   100,000   151,986        **    21,140    132,161        **    21,140     132,161
  40          96,398           **   100,000   234,986        **    21,132    223,797        **    21,132     223,797
  45         127,441           **   100,000   395,910        **    15,576    377,057        **    15,576     377,057



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   129,217        **        **     85,370        **        **      85,370
  40          96,398           **        **   176,943        **        **    129,269        **        **     129,269
  45         127,441           **        **   239,730        **        **    189,870        **        **     189,870



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of us ...........................                      33
How we support the policy and investment options                   33
Procedures for issuance of a policy.........                       34
Basic Sum Insured vs. Additional Sum Insured                       35
Commencement of investment performance......                       35
How we process certain policy transactions..                       36
Effects of policy loans.....................                       37
Additional information about how certain policy charges            38
work........................................
How we market the policies..................                       39
Tax considerations..........................                       40
Reports that you will receive...............                       42
Voting privileges that you will have........                       42
Changes that we can make as to your policy..                       42
Adjustments we make to death benefits.......                       43
When we pay policy proceeds.................                       43
Other details about exercising rights and paying benefits          44
Legal matters...............................                       44
Registration statement filed with the SEC...                       44
Accounting and actuarial experts............                       44
Financial statements of JHVLICO and the Account                    44
List of our Directors and Executive Officers of JHVLICO            45

 DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, and 3% of any additional premium paid in the first policy year and thereafter. In addition, a "trail" commission is payable at the end of policy year 5 and annually each year thereafter equal to .15% of that portion of account value allocated to the variable investment options for the applicable policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

  Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 18, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trusts failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trusts, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and has been included in reliance on their report given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer, and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $++         $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                          Page
Account...................................................................    33
account value.............................................................     9
Additional Sum Insured....................................................    16
asset - based charge......................................................     9
asset rebalancing.........................................................    15
attained age..............................................................    10
Basic Sum Insured.........................................................    16
beneficiary...............................................................    44
business day..............................................................    34
changing Option A or B....................................................    20
changing the Total Sum Insured............................................    20
charges...................................................................     9
Code......................................................................    40
cost of insurance rates...................................................     9
date of issue.............................................................    35
death benefit.............................................................     5
deductions................................................................     9
dollar cost averaging.....................................................    14
expenses of the Trusts....................................................    11
fixed investment option...................................................    34
full surrender............................................................    15
fund......................................................................     2
grace period..............................................................     8
guaranteed death benefit feature..........................................     7
Guaranteed Death Benefit Premium..........................................     7
insurance charge..........................................................     9
insured person............................................................     5
investment options........................................................     1
JHVLICO...................................................................    33
lapse.....................................................................     7
loan......................................................................    16
loan interest.............................................................    16
Maximum Monthly Benefit...................................................    19
maximum premiums..........................................................     6
Minimum Initial Premium...................................................    34
minimum insurance amount..................................................    17
minimum premiums..........................................................     6
modified endowment........................................................    40
monthly deduction date....................................................    34
Option A; Option B........................................................    17
optional benefits.........................................................    10
owner.....................................................................     5
partial withdrawal........................................................    15
partial withdrawal charge.................................................    11
payment options...........................................................    14
Planned Premium...........................................................     6
policy anniversary........................................................    35
policy year...............................................................    35
premium; premium payment..................................................     5
prospectus................................................................     2
receive; receipt..........................................................    23
reinstate; reinstatement..................................................     8
sales charges.............................................................     9
SEC.......................................................................     2
Separate Account U........................................................    33
Servicing Office..........................................................     2
special loan account......................................................    16
subaccount................................................................    33
surrender.................................................................     5
surrender value...........................................................    15
Target Premium............................................................     9
tax considerations........................................................    40
telephone transactions....................................................    23
Total Sum Insured.........................................................    16
transfers of account value................................................    14
Trust.....................................................................     2
variable investment options...............................................     1
we; us....................................................................    33
withdrawal................................................................    15
withdrawal charges........................................................    11
you; your.................................................................     5

2. Included as exhibit 1.A (5) above.

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement filed August 30, 1994.

4. Not Applicable.

5. Not Applicable.

6. Opinion and consent of actuary (Filed herewith).

7. Consent of independent auditors (Filed herewith).

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for flexible premium policies pursuant to Rule
   6e-3(T)(b)(12)(iii), included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

9. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from Post-Effective Amendment No. 2 to File No. 333-81127 filed contemporaneously herewith. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28,1997. Powers of attorney for Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer and Paster included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

11. Not Applicable. The Registrant invests only in shares of open-end Funds.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         President



Attest:    /s/ PETER H. SCAVONGELLI
           ------------------------
           Peter H. Scavongelli

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting     May 1, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   May 1, 2000

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul M. Strong         Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2000.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ PETER H. SCAVONGELLI
         ------------------------
         Peter H. Scavongelli
         Secretary